UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — September 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 7, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Balanced Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Dynamic Asset Allocation Balanced Fund

Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

James A. Fetch, Brett S. Goldstein, CFA, and Robert J. Schoen are also Portfolio Managers of the fund.

How was the market environment during the reporting period?

International financial markets had uneven results during the reporting year. The U.S.–China trade conflict, signs of slowing global growth, and fears of a recession have weighed on global equity markets. Market volatility sent stocks on a rollercoaster ride before they recouped some of the losses by the end of the period. The S&P 500 Index, a broad measure of U.S. stocks, rallied 4.25%, and the MSCI World Index [ND] rose 1.83% during the period.

President Trump’s back-and-forth exchange with China regarding trade and tariffs has increased volatility in asset markets and soured business sentiment. China and the United States, the world’s two largest economies, have imposed tariffs on billions of dollars’ worth of one another’s exports since the start of 2018. As of September 2019, both countries indicated that trade officials will try to resolve their differences despite higher tensions over the summer.

Against this backdrop, the Federal Reserve lowered short-term interest rates for the second time this year. The July 2019 cut was the first since the financial crisis as the central bank

Dynamic Asset Allocation Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Balanced Fund

acted to guard the economy against trade uncertainties and cooling global growth. The rate cuts are also part of an effort to keep borrowing cheap, credit available, and businesses and consumers confident.

Geopolitical uncertainty also weighed on markets in Europe. British Prime Minister Boris Johnson suspended Parliament, escalating fears that an October 2019 no-deal Brexit would become reality. However, a high court decision reversed the suspension. Germany, Europe’s largest economy, was on the brink of a recession. As the world was bracing for more turbulence, central banks around the world have been cutting borrowing costs. The European Central Bank lowered one of its policy rates to a record low and rolled out a broader package of monetary stimulus.

Market worries also drove many investors to bonds. Different parts of the U.S. Treasury yield curve inverted during the period, stoking fear the economy may be headed for a recession. The difference in the yields of the 2-year and the benchmark 10-year Treasury note turned negative in August 2019 for the first time since 2007. In addition, the 1-year, 2-year, and 10-year note yields have traded below the 3-month yield. The interest rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index rose 10.30% during the 12-month reporting period.

How did Putnam Dynamic Asset Allocation Balanced Fund perform during the period?

The fund returned 1.07% over the 12-month period. The fund underperformed its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks. The fund also underperformed its secondary custom benchmark, the Putnam Balanced Blended Benchmark, which contains both stocks and bonds.

What strategies affected performance?

The fund’s underperformance against the custom, multi-asset benchmark over the past year was driven by a combination of dynamic allocation decisions and active implementation/security selections.

Most of the fund’s asset allocation weakness was from the fourth quarter of 2018. We entered the fourth quarter with an out-of-benchmark commodities position and an underweight position in duration risk relative to the custom benchmark. We increased our exposure to equities at the end of October 2018 and in mid-November 2018 — both times expecting a reversal in the markets, which did not immediately materialize. In addition, we also increased our commodity position in mid-November on the belief that the sell-off was overdone and that commodities were priced at attractive levels. We were too optimistic in our expectations of a near-term reversal, but a reversal did eventually materialize. Maintaining these positions helped offset some of the negative performance as energy and stock prices rebounded at the start of 2019.

Our active implementation decisions and security selections also detracted during the period. They were driven by our quantitative strategies for U.S. large-cap and international developed equity markets. Our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Despite a strong long-term relationship between these factors and positive stock performance, the strategies underperformed. We did see positive contributions from our fixed-income selection strategies, but that was not enough to offset losses from equity selection.

How did the fund use derivatives?

The fund used futures and forward currency contracts to hedge among other things, market risk, interest-rate risk, and foreign exchange risk. The fund also used total return swaps, interest-rate swaps, and credit default swaps.

Dynamic Asset Allocation Balanced Fund 7

What is your outlook for the markets and the economy?

We expect continued episodic spikes in equity and bond market volatility, as has been the case over the past two years, symptomatic of the late cycle environment we are now in. We believe investors should remain cautious because of the risks related to the outcome of U.S.–China trade talks and to the downtrend in global growth. The global economy has cooled in 2019 as uncertainties about tariffs undermine demand for exports and business investment. The continued, gradual slowdown in global economic growth is something we are closely monitoring. We believe the U.S. economy is also likely to expand at a slower pace compared with 2018. On the positive side, the jobless rate is near an historic low and consumer spending has been strong.

Federal Reserve Open Market Committee [FOMC] members in September 2019 raised predictions of GDP growth for this year to 2.2% from 2.1% in June 2019. Fed Chair Jerome Powell said that central bank officials expect the economy to expand at a moderate rate. He has called the rate cuts “insurance against ongoing risks.” The U.S. economy expanded at a 2.0% annual rate in the second quarter after growing 3.1% in the first quarter, according to the latest estimate from the Bureau of Economic Analysis.

We recently eliminated our underweight position in rate-sensitive fixed-income securities. We believe that U.S. interest rates are anchored by the low or even negative rates seen in other global government bonds, although they could move higher over the next several years, in our view.

Our outlook for equities improved slightly during the third quarter. Our quantitative models have recently become more bullish, and we are encouraged by how broad-based recent stock market performance has been.

Finally, we maintain our slightly negative outlook for credit risks. High-yield bond spreads — the difference in yield between two securities — have narrowed, and our quantitative model remains bearish. We believe there is scope for spreads to widen further.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective June 2019, the fund’s class A share’s quarterly dividend rate increased to $0.069 per share from $0.065 per share as a result of higher levels of income earned in the portfolio. Similar increases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	6.96%	129.61%	8.67%	33.65%	5.97%	22.88%	7.11%	1.07%
After sales charge	6.71	116.41	8.03	25.96	4.72	15.82	5.02	–4.74
Class B (2/11/94)
Before CDSC	6.71	116.13	8.01	28.77	5.19	20.17	6.32	0.28
After CDSC	6.71	116.13	8.01	26.78	4.86	17.17	5.42	–4.37
Class C (9/1/94)
Before CDSC	6.62	112.91	7.85	28.72	5.18	20.20	6.32	0.28
After CDSC	6.62	112.91	7.85	28.72	5.18	20.20	6.32	–0.65
Class M (2/6/95)
Before sales charge	6.44	118.35	8.12	30.38	5.45	21.08	6.58	0.55
After sales charge	6.29	110.71	7.74	25.81	4.70	16.84	5.32	–2.97
Class P (8/31/16)
Net asset value	7.24	136.44	8.99	35.93	6.33	24.35	7.54	1.41
Class R (1/21/03)
Net asset value	6.68	123.86	8.39	32.01	5.71	22.04	6.86	0.83
Class R5 (7/2/12)
Net asset value	7.22	135.41	8.94	35.39	6.25	23.83	7.38	1.26
Class R6 (7/2/12)
Net asset value	7.25	137.24	9.02	36.06	6.35	24.13	7.47	1.36
Class Y (7/5/94)
Net asset value	7.22	135.40	8.94	35.33	6.24	23.77	7.37	1.32

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Balanced Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.54%	241.83%	13.08%	64.33%	10.44%	43.65%	12.83%	2.92%
Putnam Balanced
Blended Index*	—†	135.25	8.93	41.37	7.17	27.88	8.54	5.62
Lipper Mixed-Asset
Target Allocation
Moderate Funds	6.83	96.94	6.94	27.59	4.95	20.36	6.35	3.92
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/19, there were 600, 537, 485, 362, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $21,613 and $21,291, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,071. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $23,644, $22,386, $23,541, $23,724, and $23,540, respectively.

Dynamic Asset Allocation Balanced Fund 11

Fund price and distribution information For the 12-month period ended 9/30/19

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4	4
Income	$0.274592		$0.161592	$0.169592	$0.200592		$0.332592	$0.238592	$0.311592	$0.325592	$0.310592
Capital gains
Long-term
gains	0.726509		0.726509	0.726509	0.726509		0.726509	0.726509	0.726509	0.726509	0.726509
Short-term
gains	0.159899		0.159899	0.159899	0.159899		0.159899	0.159899	0.159899	0.159899	0.159899
Total	$1.161000		$1.048000	$1.056000	$1.087000		$1.219000	$1.125000	$1.198000	$1.212000	$1.197000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/18	$15.66	$16.62	$15.60	$15.23	$15.63	$16.20	$15.71	$15.53	$15.70	$15.70	$15.69
9/30/19	14.55	15.44	14.49	14.11	14.52	15.05	14.59	14.42	14.58	14.58	14.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative. Effective November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/18	0.97%	1.72%	1.72%	1.47%	0.58%	1.22%	0.72%	0.62%	0.72%
Annualized expense ratio for the
six-month period ended 9/30/19*	0.97%	1.72%	1.72%	1.47%	0.58%	1.22%	0.72%	0.62%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Dynamic Asset Allocation Balanced Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/19 to 9/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.94	$8.75	$8.75	$7.48	$2.96	$6.21	$3.67	$3.16	$3.67
Ending value (after expenses)	$1,033.00	$1,029.00	$1,029.30	$1,030.30	$1,035.00	$1,031.90	$1,034.20	$1,034.70	$1,034.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/19, use the following calculation method. To find the value of your investment on 4/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.91	$8.69	$8.69	$7.44	$2.94	$6.17	$3.65	$3.14	$3.65
Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,017.70	$1,022.16	$1,018.95	$1,021.46	$1,021.96	$1,021.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

14 Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

Dynamic Asset Allocation Balanced Fund 15

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 Dynamic Asset Allocation Balanced Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2019, Putnam employees had approximately $473,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Balanced Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Dynamic Asset Allocation Balanced Fund 19

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

20 Dynamic Asset Allocation Balanced Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

Dynamic Asset Allocation Balanced Fund 21

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	2nd
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 576, 521 and 469 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered that Putnam Management believed that the fund’s fourth quartile performance over the one-year period was driven by several factors. The Trustees noted Putnam Management’s view that the fund’s quantitative equity security selection process performed less favorably in 2018’s volatile market. The Trustees also noted Putnam Management’s observation that the fund’s overweight allocation to equities detracted from the fund’s performance, especially in the fourth quarter of 2018. The Trustees additionally considered Putnam Management’s view that the fund’s tactical position in commodities (a position that was not in the fund’s benchmark) detracted from the fund’s performance, as oil prices fell in the fourth quarter.

The Trustees noted that the fund had better performance over longer time periods, as shown by the fund’s first quartile performance over the five-year period ended December 31, 2018. In addition, the Trustees considered the fund’s top-quartile performance for the year-to-date period through February 28, 2019, noting Putnam Management’s observation that the market environment had been more favorable for the fund’s investment process during this recent period. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

22 Dynamic Asset Allocation Balanced Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Balanced Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Balanced Fund 25

The fund’s portfolio 9/30/19

COMMON STOCKS (58.1%)*	Shares	Value
Basic materials (1.8%)
Air Liquide SA (France)	2,690	$382,915
Akzo Nobel NV (Netherlands)	629	56,073
Anglo American PLC (United Kingdom)	88,207	2,029,408
Arkema SA (France)	12,865	1,199,179
Armstrong World Industries, Inc.	12,200	1,179,740
Axalta Coating Systems, Ltd. †	68,700	2,071,305
Azrieli Group, Ltd. (Israel)	1,186	93,140
BHP Billiton PLC (United Kingdom)	69,258	1,475,245
Boliden AB (Sweden)	13,652	313,770
Celanese Corp.	13,100	1,601,999
CF Industries Holdings, Inc.	92,300	4,541,160
Corteva, Inc.	231,600	6,484,800
Covestro AG (Germany)	51,425	2,544,702
CRH PLC (Ireland)	35,266	1,214,262
Eastman Chemical Co.	32,100	2,369,943
Eiffage SA (France)	2,621	271,735
Fortescue Metals Group, Ltd. (Australia)	226,852	1,347,401
Glencore PLC (United Kingdom)	14,551	43,789
HeidelbergCement AG (Germany)	23,946	1,730,949
HOCHTIEF AG (Germany)	10,091	1,150,463
JFE Holdings, Inc. (Japan)	18,200	218,821
LyondellBasell Industries NV Class A	9,500	849,965
Newcrest Mining, Ltd. (Australia)	13,696	321,233
NewMarket Corp.	2,500	1,180,225
Nippon Steel Corp. (Japan)	20,300	282,651
Nucor Corp.	4,502	229,197
PPG Industries, Inc.	15,200	1,801,352
Reliance Steel & Aluminum Co.	15,800	1,574,628
Rio Tinto PLC (United Kingdom)	67,987	3,518,445
Rio Tinto, Ltd. (Australia)	4,005	250,503
Sherwin-Williams Co. (The)	1,652	908,385
Shin-Etsu Chemical Co., Ltd. (Japan)	23,600	2,523,154
Steel Dynamics, Inc.	79,400	2,366,120
Taisei Corp. (Japan)	35,400	1,370,164
Tosoh Corp. (Japan)	60,700	801,661
W.R. Grace & Co.	10,600	707,656
		51,006,138
Capital goods (3.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	44,514	1,778,672
Allison Transmission Holdings, Inc.	46,300	2,178,415
BAE Systems PLC (United Kingdom)	56,386	395,177
Ball Corp.	32,342	2,354,821
Berry Plastics Group, Inc. †	51,500	2,022,405
Caterpillar, Inc.	40,500	5,115,555
Cummins, Inc.	47,500	7,726,825
Curtiss-Wright Corp.	5,500	711,535
Dassault Aviation SA (France)	349	493,750
Dover Corp.	29,000	2,887,240

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Capital goods cont.
Emerson Electric Co.	72,700	$4,860,722
Faurecia SA (France)	35,827	1,699,441
General Dynamics Corp.	1,524	278,481
HD Supply Holdings, Inc. †	72,882	2,855,152
HEICO Corp.	16,900	2,110,472
Hitachi, Ltd. (Japan)	79,700	2,965,393
Honeywell International, Inc.	83,927	14,200,448
IDEX Corp.	14,400	2,359,872
Ingersoll-Rand PLC	64,100	7,897,761
Johnson Controls International PLC	5,717	250,919
L3Harris Technologies, Inc.	1,718	358,444
Legrand SA (France)	17,512	1,249,831
Lockheed Martin Corp.	40,351	15,739,311
Northrop Grumman Corp.	939	351,928
Obayashi Corp. (Japan)	69,000	686,650
Republic Services, Inc.	32,900	2,847,495
Roper Technologies, Inc.	7,000	2,496,200
Sandvik AB (Sweden)	165,317	2,575,298
Teledyne Technologies, Inc. †	5,200	1,674,348
Tervita Corp. (Canada) †	127	719
Waste Management, Inc.	75,717	8,707,455
		101,830,735
Communication services (3.1%)
Altice USA, Inc. Class A †	132,300	3,794,364
AT&T, Inc.	61,036	2,309,602
BCE, Inc. (Canada)	13,071	632,215
BT Group PLC (United Kingdom)	313,049	687,371
Comcast Corp. Class A	496,700	22,391,236
Crown Castle International Corp. R	53,600	7,450,936
Deutsche Telekom AG (Germany)	143,878	2,414,085
Equinix, Inc. R	2,900	1,672,720
Eutelsat Communications SA (France)	16,628	309,462
Hikari Tsushin, Inc. (Japan)	6,100	1,319,010
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	167,000	265,062
Juniper Networks, Inc.	101,643	2,515,664
KDDI Corp. (Japan)	120,700	3,153,549
Nippon Telegraph & Telephone Corp. (Japan)	36,500	1,740,523
NTT DoCoMo, Inc. (Japan)	13,700	348,819
SES SA (France)	9,114	166,143
Telephone & Data Systems, Inc.	37,800	975,240
Telstra Corp., Ltd. (Australia)	945,099	2,239,010
Verizon Communications, Inc.	503,562	30,395,003
		84,780,014
Communications equipment (1.1%)
Avaya Holdings Corp. †	10,885	111,354
Cisco Systems, Inc.	625,192	30,890,737
		31,002,091

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (58.1%)* cont.	Shares	Value
Computers (1.8%)
Apple, Inc.	145,123	$32,503,198
Aspen Technology, Inc. †	21,100	2,596,988
CDW Corp. of Delaware S	28,300	3,487,692
Fortinet, Inc. †	78,500	6,025,660
Fujitsu, Ltd. (Japan)	8,200	656,379
Nuance Communications, Inc. †	47,200	769,832
Otsuka Corp. (Japan)	30,900	1,230,284
ServiceNow, Inc. †	12,700	3,223,895
Synopsys, Inc. †	1,833	251,579
		50,745,507
Conglomerates (0.5%)
AMETEK, Inc.	41,100	3,773,802
Danaher Corp.	58,300	8,420,269
Mitsui & Co., Ltd. (Japan)	10,900	178,231
Orkla ASA (Norway)	29,324	266,756
		12,639,058
Consumer cyclicals (7.6%)
ABC-Mart, Inc. (Japan)	2,700	171,551
Amazon.com, Inc. †	25,520	44,300,423
Aristocrat Leisure, Ltd. (Australia)	110,853	2,289,499
Automatic Data Processing, Inc.	73,484	11,861,787
AutoZone, Inc. †	356	386,125
Berkeley Group Holdings PLC (The) (United Kingdom)	12,334	633,756
Best Buy Co., Inc.	113,000	7,795,870
Booking Holdings, Inc. †	7,200	14,130,792
Brambles, Ltd. (Australia)	40,136	308,824
Bridgestone Corp. (Japan)	10,500	406,307
CK Hutchison Holdings, Ltd. (Hong Kong)	120,500	1,063,909
Clear Channel Outdoor Holdings, Inc. †	2,938	7,404
Compagnie Generale des Etablissements Michelin SCA (France)	20,553	2,293,939
Compass Group PLC (United Kingdom)	14,915	383,830
CoStar Group, Inc. †	2,400	1,423,680
Daiwa House Industry Co., Ltd. (Japan)	33,300	1,079,767
Discovery, Inc. Class A † S	111,300	2,963,919
Dollar Tree, Inc. †	3,773	430,726
Ecolab, Inc.	768	152,095
Expedia, Inc.	55,500	7,459,755
Extended Stay America, Inc. (Units)	70,700	1,035,048
Fiat Chrysler Automobiles NV (Italy)	158,737	2,054,039
Ford Motor Co.	11,190	102,500
Fox Corp. Class B	2,554	80,553
Geberit International AG (Switzerland)	3,075	1,468,408
Genting Bhd (Singapore)	1,391,200	885,762
Harvey Norman Holdings, Ltd. (Australia)	60,994	186,491
Harvey Norman Holdings, Ltd. (Rights) (Australia) †	11,277	13,662
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	3,942	2,724,034
Hilton Worldwide Holdings, Inc.	68,000	6,331,480

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Home Depot, Inc. (The)	3,438	$797,685
iHeartMedia, Inc. Class A †	1,249	18,735
Industria de Diseno Textil SA (Inditex) (Spain)	37,382	1,157,144
Interpublic Group of Cos., Inc. (The)	90,200	1,944,712
Jardine Matheson Holdings, Ltd. (Hong Kong)	3,200	171,200
KAR Auction Services, Inc. S	65,000	1,595,750
Kering SA (France)	5,013	2,554,656
Kimberly-Clark Corp.	2,718	386,092
Liberty Media Corp.-Liberty SiriusXM Class A †	24,700	1,026,779
Liberty Media Corp.-Liberty SiriusXM Class C †	8,998	377,556
Lowe’s Cos., Inc.	81,200	8,928,752
Macquarie Infrastructure Co., LLC	19,700	777,559
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	71,332	992,941
Nielsen Holdings PLC	89,200	1,895,500
Nintendo Co., Ltd. (Japan)	7,600	2,812,966
Norwegian Cruise Line Holdings, Ltd. †	63,900	3,308,103
Omnicom Group, Inc.	79,300	6,209,190
PayPal Holdings, Inc. †	233,400	24,177,906
Peugeot SA (France)	119,201	2,972,642
Porsche Automobil Holding SE (Preference) (Germany)	3,198	208,094
Publicis Groupe SA (France)	3,203	157,519
PulteGroup, Inc.	33,200	1,213,460
Ross Stores, Inc.	3,491	383,486
RTL Group SA (Belgium)	3,192	153,499
Secom Co., Ltd. (Japan)	1,700	154,993
ServiceMaster Global Holdings, Inc. †	20,200	1,129,180
Sinclair Broadcast Group, Inc. Class A	38,300	1,636,942
Sony Corp. (Japan)	58,600	3,439,854
Subaru Corp. (Japan)	2,400	67,477
Taylor Wimpey PLC (United Kingdom)	405,188	804,591
TJX Cos., Inc. (The)	12,084	673,562
Toyota Motor Corp. (Japan)	2,300	153,496
Verisk Analytics, Inc. Class A	19,200	3,036,288
Volvo AB (Sweden)	183,848	2,581,964
Walmart, Inc.	108,200	12,841,176
Walt Disney Co. (The)	2,927	381,447
Wolters Kluwer NV (Netherlands)	36,362	2,654,603
		208,203,438
Consumer staples (5.6%)
Altria Group, Inc.	2,273	92,966
Ashtead Group PLC (United Kingdom)	90,898	2,530,328
Associated British Foods PLC (United Kingdom)	59,183	1,675,857
British American Tobacco PLC (United Kingdom)	39,192	1,449,269
Carlsberg A/S Class B (Denmark)	17,799	2,630,893
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	47	347,067
Coca-Cola Co. (The)	426,031	23,193,128

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (58.1%)* cont.	Shares	Value
Consumer staples cont.
Coca-Cola European Partners PLC (United Kingdom)	11,873	$658,358
Coca-Cola HBC AG (Switzerland)	61,478	2,008,433
Darden Restaurants, Inc.	45,800	5,414,476
Essity AB Class B (Sweden)	74,532	2,175,227
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Luxembourg) † ∆∆ F	97	199
Heineken Holding NV (Netherlands)	1,621	161,398
Hershey Co. (The)	43,124	6,683,789
Imperial Brands PLC (United Kingdom)	59,791	1,344,019
ITOCHU Corp. (Japan)	137,800	2,843,300
Japan Tobacco, Inc. (Japan)	7,900	172,868
Koninklijke Ahold Delhaize NV (Netherlands)	22,362	559,493
Mondelez International, Inc. Class A	224,247	12,405,344
Nestle SA (Switzerland)	38,854	4,215,331
PepsiCo, Inc.	122,538	16,799,960
Procter & Gamble Co. (The)	196,284	24,413,804
Rakuten, Inc. (Japan)	92,100	907,158
Starbucks Corp.	268,397	23,731,663
Sundrug Co., Ltd. (Japan)	14,700	462,243
Swedish Match AB (Sweden)	2,628	108,681
Sysco Corp.	19,264	1,529,562
Tesco PLC (United Kingdom)	205,806	609,847
Unilever NV (Netherlands)	64,512	3,877,865
Unilever PLC (United Kingdom)	58,844	3,537,994
US Foods Holding Corp. †	53,900	2,215,290
Wesfarmers, Ltd. (Australia)	9,988	268,308
WH Group, Ltd. (Hong Kong)	263,500	236,009
Wilmar International, Ltd. (Singapore)	227,100	612,873
WM Morrison Supermarkets PLC (United Kingdom)	81,286	200,190
Woolworths Group, Ltd. (Australia)	114,319	2,876,511
		152,949,701
Electronics (1.6%)
Agilent Technologies, Inc.	86,500	6,628,495
Broadcom, Inc.	29,200	8,061,244
Brother Industries, Ltd. (Japan)	15,800	285,825
Garmin, Ltd.	26,900	2,278,161
Hoya Corp. (Japan)	35,200	2,871,018
Intel Corp.	4,037	208,027
Keysight Technologies, Inc. †	43,300	4,210,925
Qorvo, Inc. †	1,547	114,695
Qualcomm, Inc.	105,800	8,070,424
STMicroelectronics NV (France)	50,010	966,434
Texas Instruments, Inc.	5,872	758,897
Thales SA (France)	5,065	582,423
Xilinx, Inc.	99,800	9,570,820
		44,607,388
Energy (2.5%)
Chevron Corp.	248,703	29,496,176
ConocoPhillips	230,000	13,105,400
Equinor ASA (Norway)	115,595	2,198,778

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Energy cont.
Exxon Mobil Corp.	31,987	$2,258,602
HollyFrontier Corp.	14,200	761,688
MWO Holdings, LLC (Units) F	89	3,011
Nine Point Energy F	1,299	2,598
Occidental Petroleum Corp.	7,546	335,571
OMV AG (Austria)	20,944	1,124,047
Phillips 66	89,545	9,169,408
Plains GP Holdings LP Class A †	25,530	542,002
Repsol SA (Spain)	3,474	54,298
Royal Dutch Shell PLC Class B (United Kingdom)	231,628	6,823,763
Santos, Ltd. (Australia)	351,858	1,835,771
		67,711,113
Financials (10.0%)
3i Group PLC (United Kingdom)	107,326	1,539,344
ABN AMRO Group NV GDR (Netherlands)	101,699	1,792,948
Aflac, Inc.	110,685	5,791,039
AGNC Investment Corp. R	191,000	3,073,190
AIB Group PLC (Ireland)	47,132	139,936
Allianz SE (Germany)	17,557	4,092,289
Allstate Corp. (The)	45,722	4,969,067
Ally Financial, Inc.	88,200	2,924,712
American Express Co.	3,955	467,797
American Financial Group, Inc.	11,500	1,240,275
Ameriprise Financial, Inc.	41,400	6,089,940
Annaly Capital Management, Inc. R	384,900	3,387,120
Apartment Investment & Management Co. Class A R	28,600	1,491,204
Apple Hospitality REIT, Inc. R	53,200	882,056
Aroundtown SA (Luxembourg)	17,601	143,958
Athene Holding, Ltd. Class A (Bermuda) †	51,158	2,151,705
AvalonBay Communities, Inc. R	16,600	3,574,478
Aviva PLC (United Kingdom)	518,876	2,547,469
AXA SA (France)	16,232	414,525
Axis Capital Holdings, Ltd.	13,300	887,376
Baloise Holding AG (Switzerland)	7,338	1,314,598
Banco Bilbao Vizcaya Argenta (Spain)	556,383	2,899,038
Bank Leumi Le-Israel BM (Israel)	277,894	1,977,734
Bank of Montreal (Canada)	5,179	381,452
BNP Paribas SA (France)	67,940	3,307,868
BOC Hong Kong Holdings, Ltd. (Hong Kong)	252,500	856,948
Brixmor Property Group, Inc. R	115,700	2,347,553
Broadridge Financial Solutions, Inc.	6,801	846,248
Brookfield Property REIT, Inc. Class A R S	44,800	913,472
Camden Property Trust R	16,900	1,876,069
Canadian Imperial Bank of Commerce (Canada)	4,276	352,802
Capital One Financial Corp.	79,000	7,187,420
CBRE Group, Inc. Class A †	55,600	2,947,356
Cheung Kong Property Holdings, Ltd. (Hong Kong)	357,000	2,418,656
Chimera Investment Corp. R	39,300	768,708
Citigroup, Inc.	410,000	28,322,800
CME Group, Inc.	4,425	935,180

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (58.1%)* cont.	Shares	Value
Financials cont.
CNP Assurances (France)	6,740	$130,249
Credit Agricole SA (France)	150,749	1,830,401
Deutsche Boerse AG (Germany)	10,162	1,588,309
Deutsche Wohnen AG (Germany)	18,645	680,588
Direct Line Insurance Group PLC (United Kingdom)	77,955	287,740
Discover Financial Services	72,800	5,903,352
Duke Realty Corp. R	71,600	2,432,252
E*Trade Financial Corp.	110,500	4,827,745
Equity Lifestyle Properties, Inc. R	10,400	1,389,440
Everest Re Group, Ltd.	6,800	1,809,412
Federal Realty Investment Trust R	11,200	1,524,768
Gaming and Leisure Properties, Inc. R	42,600	1,629,024
Goldman Sachs Group, Inc. (The)	25,100	5,201,473
Goodman Group (Australia) R	103,685	992,348
Hang Seng Bank, Ltd. (Hong Kong)	85,000	1,832,808
Hartford Financial Services Group, Inc. (The)	84,100	5,097,301
Henderson Land Development Co., Ltd. (Hong Kong)	306,000	1,425,035
Hongkong Land Holdings, Ltd. (Hong Kong)	38,600	216,932
HSBC Holdings PLC (United Kingdom)	34,153	262,287
Intercontinental Exchange, Inc.	690	63,666
Investor AB Class B (Sweden)	15,173	741,537
Invitation Homes, Inc. R	102,400	3,032,064
Israel Discount Bank, Ltd. Class A (Israel)	251,586	1,106,580
Japan Prime Realty Investment Corp. (Japan) R	110	521,896
Jones Lang LaSalle, Inc.	11,000	1,529,660
JPMorgan Chase & Co.	337,405	39,709,195
KBC Groep NV (Belgium)	18,126	1,177,879
Kerry Properties, Ltd. (Hong Kong)	54,500	167,929
Klepierre (France) R	5,796	196,849
Legal & General Group PLC (United Kingdom)	829,299	2,532,846
Liberty Property Trust R	27,200	1,396,176
Lincoln National Corp.	60,400	3,643,328
Loews Corp.	4,699	241,905
LPL Financial Holdings, Inc.	17,800	1,457,820
Medical Properties Trust, Inc. R	123,800	2,421,528
MetLife, Inc.	220,100	10,379,916
MGIC Investment Corp.	136,800	1,720,944
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	76,100	439,181
Mizuho Financial Group, Inc. (Japan)	227,400	348,277
Morgan Stanley	218,000	9,302,060
National Australia Bank, Ltd. (Australia)	8,620	172,797
National Bank of Canada (Canada)	9,238	459,651
New Residential Investment Corp. R	148,700	2,331,616
NN Group NV (Netherlands)	2,236	79,304
OneMain Holdings, Inc.	21,700	795,956
ORIX Corp. (Japan)	175,400	2,613,359
Outfront Media, Inc. R	40,700	1,130,646
Partners Group Holding AG (Switzerland)	3,319	2,546,656
Popular, Inc. (Puerto Rico)	22,100	1,195,168

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Financials cont.
Prudential Financial, Inc.	74,200	$6,674,290
Raymond James Financial, Inc.	27,200	2,242,912
Reinsurance Group of America, Inc.	11,181	1,787,618
RenaissanceRe Holdings, Ltd.	1,447	279,922
Sampo Oyj Class A (Finland)	3,627	144,215
Sekisui House, Ltd. (Japan)	42,100	827,399
Singapore Exchange, Ltd. (Singapore)	46,500	284,958
STORE Capital Corp. R	60,700	2,270,787
Sumitomo Mitsui Financial Group, Inc. (Japan)	93,500	3,195,214
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	789,109
Sun Communities, Inc. R	11,800	1,751,710
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	964,262
Swire Properties, Ltd. (Hong Kong)	56,600	177,649
Swiss Life Holding AG (Switzerland)	1,162	555,473
Swiss Prime Site AG (Switzerland)	2,526	247,146
Synchrony Financial	189,100	6,446,419
TD Ameritrade Holding Corp.	2,488	116,190
Toronto-Dominion Bank (Canada)	8,476	494,223
Two Harbors Investment Corp. R	76,900	1,009,697
U.S. Bancorp	4,844	268,067
Unum Group	70,400	2,092,288
VICI Properties, Inc. R	115,200	2,609,280
Vonovia SE (Germany)	10,240	519,549
Weingarten Realty Investors R	29,800	868,074
Zurich Insurance Group AG (Switzerland)	849	324,952
		276,713,586
Health care (7.0%)
Abbott Laboratories	201,300	16,842,771
AbbVie, Inc.	100,029	7,574,196
Advanz Pharma Corp. (Canada) †	520	6,235
Alfresa Holdings Corp. (Japan)	30,800	687,356
Allergan PLC	26,800	4,510,172
AmerisourceBergen Corp.	34,000	2,799,220
Amgen, Inc.	77,999	15,093,586
Astellas Pharma, Inc. (Japan)	196,800	2,800,248
Biogen, Inc. †	31,200	7,263,984
Bristol-Myers Squibb Co.	14,669	743,865
Cardinal Health, Inc.	16,600	783,354
Charles River Laboratories International, Inc. †	9,300	1,231,041
Chemed Corp.	4,300	1,795,551
Cigna Corp.	446	67,698
Cooper Cos., Inc. (The)	8,200	2,435,400
Dentsply Sirona, Inc.	46,900	2,500,239
Edwards Lifesciences Corp. †	25,500	5,607,705
Eli Lilly & Co.	29,604	3,310,615
Fresenius Medical Care AG & Co., KGaA (Germany)	1,933	129,994
Gilead Sciences, Inc.	83,436	5,288,174
GlaxoSmithKline PLC (United Kingdom)	68,856	1,477,011
H Lundbeck A/S (Denmark)	1,629	54,031

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (58.1%)* cont.	Shares	Value
Health care cont.
Hill-Rom Holdings, Inc.	16,600	$1,746,818
Hologic, Inc. †	43,000	2,171,070
Ipsen SA (France)	4,629	439,453
Johnson & Johnson	133,188	17,231,863
Koninklijke Philips NV (Netherlands)	66,863	3,097,287
Laboratory Corp. of America Holdings †	481	80,808
Masimo Corp. †	4,100	610,039
McKesson Corp.	52,419	7,163,581
Medtronic PLC	182,408	19,813,157
Merck & Co., Inc.	197,946	16,663,094
Novartis AG (Switzerland)	43,630	3,783,117
Novo Nordisk A/S Class B (Denmark)	74,467	3,828,284
Ono Pharmaceutical Co., Ltd. (Japan)	3,000	54,298
Pfizer, Inc.	186,090	6,686,214
Quest Diagnostics, Inc.	3,869	414,099
Roche Holding AG (Switzerland)	22,328	6,497,838
Sanofi (France)	2,424	224,732
Sartorius Stedim Biotech (France)	4,592	642,649
Shionogi & Co., Ltd. (Japan)	48,100	2,668,688
Smith & Nephew PLC (United Kingdom)	29,578	712,442
Sonic Healthcare, Ltd. (Australia)	15,685	296,954
Suzuken Co., Ltd. (Japan)	14,500	777,803
Thermo Fisher Scientific, Inc.	10,300	3,000,081
UCB SA (Belgium)	21,511	1,561,498
UnitedHealth Group, Inc.	1,067	231,880
Zimmer Biomet Holdings, Inc.	39,500	5,422,165
Zoetis, Inc.	25,578	3,186,763
		192,009,121
Photography/Imaging (0.1%)
FUJIFILM Holdings Corp. (Japan)	42,900	1,880,657
		1,880,657
Semiconductor (0.4%)
KLA Corp.	43,400	6,920,130
Lam Research Corp.	11,800	2,727,098
Maxim Integrated Products, Inc.	3,395	196,604
Tokyo Electron, Ltd. (Japan)	4,000	760,787
		10,604,619
Software (4.1%)
Adobe, Inc. †	76,800	21,216,000
Black Knight, Inc. †	26,400	1,611,984
Cadence Design Systems, Inc. †	74,531	4,925,008
F5 Networks, Inc. †	29,035	4,077,095
Intuit, Inc.	54,634	14,529,366
Microsoft Corp.	224,619	31,228,779
Nexon Co., Ltd. (Japan) †	133,700	1,621,093
NTT Data Corp. (Japan)	25,200	324,891
Oracle Corp.	448,000	24,653,440
Oracle Corp. (Japan)	2,700	233,979
Veeva Systems, Inc. Class A †	49,500	7,558,155
		111,979,790

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.1%)* cont.	Shares	Value
Technology (—%)
SoftBank Group Corp. (Japan)	29,000	$1,137,202
		1,137,202
Technology services (3.4%)
Accenture PLC Class A	5,271	1,013,877
Alphabet, Inc. Class A †	39,964	48,801,639
Capgemini SE (France)	12,259	1,444,400
Cognizant Technology Solutions Corp. Class A	8,070	486,339
eBay, Inc.	246,500	9,608,570
Facebook, Inc. Class A †	13,000	2,315,040
Fair Isaac Corp. †	6,200	1,881,824
Fidelity National Information Services, Inc.	3,377	448,331
Fiserv, Inc. †	2,267	234,839
Genpact, Ltd.	40,100	1,553,875
IBM Corp.	70,723	10,284,539
Leidos Holdings, Inc.	53,507	4,595,181
NEC Corp. (Japan)	11,600	489,212
Nomura Research Institute, Ltd. (Japan)	59,300	1,179,693
Proofpoint, Inc. †	15,900	2,051,895
Xerox Holdings Corp.	84,800	2,536,368
Yahoo Japan Corp. (Japan)	113,300	318,550
Zebra Technologies Corp. Class A †	22,000	4,540,140
		93,784,312
Transportation (1.4%)
Aena SME SA (Spain)	13,641	2,497,826
Aurizon Holdings, Ltd. (Australia)	431,363	1,717,776
Delta Air Lines, Inc.	185,096	10,661,530
Deutsche Post AG (Germany)	59,606	1,990,931
Groupe Eurotunnel SA (France)	4,156	62,421
Japan Airlines Co., Ltd. (Japan)	43,400	1,289,256
Kamigumi Co., Ltd. (Japan)	13,500	305,646
Kyushu Railway Co. (Japan)	1,800	57,350
MTR Corp. (Hong Kong)	42,500	238,590
Norfolk Southern Corp.	37,183	6,680,298
Singapore Technologies Engineering, Ltd. (Singapore)	159,600	443,414
Union Pacific Corp.	64,600	10,463,908
West Japan Railway Co. (Japan)	14,900	1,258,284
Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,386,100	962,744
		38,629,974
Utilities and power (2.4%)
AES Corp.	213,600	3,490,224
American Electric Power Co., Inc.	6,967	652,738
Canadian Utilities, Ltd. Class A (Canada)	2,007	59,156
CenterPoint Energy, Inc. S	146,200	4,412,316
CLP Holdings, Ltd. (Hong Kong)	74,500	782,765
Consolidated Edison, Inc.	13,631	1,287,721
DTE Energy Co.	3,225	428,796
E.ON SE (Germany)	232,171	2,256,996
Enel SpA (Italy)	461,107	3,443,201
Eni SpA (Italy)	101,285	1,549,292

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (58.1%)* cont.	Shares	Value
Utilities and power cont.
Entergy Corp.	29,300	$3,438,648
Evergy, Inc.	49,100	3,268,096
Exelon Corp.	217,622	10,513,319
GenOn Energy, Inc.	276	57,960
IDACORP, Inc.	9,400	1,059,098
Kinder Morgan, Inc.	413,204	8,516,134
National Grid PLC (United Kingdom)	9,233	100,117
NRG Energy, Inc.	96,900	3,837,240
Pinnacle West Capital Corp.	34,892	3,386,966
Public Service Enterprise Group, Inc.	107,100	6,648,768
Snam SpA (Italy)	188,681	952,996
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	10,118
Vistra Energy Corp.	176,200	4,709,829
		64,862,494
Total common stocks (cost $1,374,296,061)		$1,597,076,938

	Principal
CORPORATE BONDS AND NOTES (16.3%)*	amount	Value
Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$255,000	$276,616
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	125,000	127,734
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	203,463
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	40,000	44,850
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	240,000	290,667
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	201,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	191,013
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	195,000	201,338
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	95,000	95,950
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	205,000	200,869
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	369,250
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	311,726
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	470,000	485,863
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	122,000	126,880
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	180,000	193,950
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	120,000	123,294
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	425,000	401,753
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	669,000	693,613
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	265,000	281,025

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Basic materials cont.
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	$470,000	$482,455
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	249,900
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,180,000	1,287,272
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	99,191
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	185,000	174,363
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	120,000	118,500
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	405,000	399,938
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	260,625
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	67,000
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	1,006,476
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	260,000	255,450
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	103,615
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	600,000	612,000
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	943,000	1,007,605
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	680,000	707,429
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	307,545
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	220,000	223,025
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	320,000	316,800
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	725,000	800,817
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	515,000	522,534
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	100,000	105,375
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	190,000	198,075
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	201,338
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	36,000	37,395
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	55,000	57,288
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	165,000	169,125
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	120,000	115,500
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	40,073
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	315,000	309,881

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Basic materials cont.
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	$75,000	$75,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	430,000	450,941
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	183,531
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	177,290
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	758,304
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	696,000	766,648
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	321,266
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	285,000	293,550
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	596,119
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	122,000	123,647
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	251,738
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	150,188
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	85,000	89,038
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	35,000	35,350
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	169,340
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,228
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	271,051
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	270,059
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	90,000	91,827
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	252,963
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	275,000	285,659
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	94,575
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	275,000	286,000
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	180,000	182,925
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	993,000	975,972
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,452,000	1,499,205
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	690,000	944,606
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	338,912
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	567,457

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Basic materials cont.
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	$210,000	$226,275
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	76,000	80,085
		25,880,193
Capital goods (0.8%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	359,188
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	179,350
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	227,837	234,672
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	246,531
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	245,000	248,063
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	98,171
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	115,000	119,025
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	57,000	57,784
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	220,000	225,775
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	64,106
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	240,408
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	95,000	103,189
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	255,000	253,942
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	365,000	367,281
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	322,088
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	95,400
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	167,000
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	136,013
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	182,250
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	518,466
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	196,000	195,265
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	320,682
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	247,038
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	240,000	266,100
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	383,688
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	362,599
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	426,263
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	543,108
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	926,011

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Capital goods cont.
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	$505,000	$567,339
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	894,000	960,354
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	200,000	203,000
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,222,664
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	353,175
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	900,000	970,002
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	45,000	47,363
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	225,000	227,813
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	140,000	133,700
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	170,267
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	1,245,000	1,260,510
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	405,000	416,097
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	551,211
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	320,000	328,800
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	450,000	478,688
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	208,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	35,000	36,313
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	345,000	363,113
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	130,969
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	415,000	445,606
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	200,000	210,240
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	1,015,000	1,148,357
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	2,360,000	2,357,302
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	130,000	125,288
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	95,000	85,263
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	624,051
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	335,000	341,531
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	156,000	159,632
		22,016,104

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Communication services (1.6%)
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	$200,000	$201,750
Altice Luxembourg SA 144A sr. unsec. notes 10.50%,
5/15/27 (Luxembourg)	255,000	287,385
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,652,593
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	990,000	1,042,480
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,535,000	2,740,431
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	2,195,000	2,323,041
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	594,000	601,022
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	400,000	441,795
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,247,587
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	41,150
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	335,000	350,879
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	930,000	990,450
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	455,000	480,935
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,434,000	1,744,929
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	526,539
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	172,152
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	372,512
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	153,265
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,256,357
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	537,710
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	153,644
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	996,450
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	424,069
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	195,000	176,475
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	455,928
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	563,665
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	737,986
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	143,258
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	706,379
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	505,250
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	364,196

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Communication services cont.
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	$200,000	$209,024
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	215,040
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	615,000	692,582
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	400,000	400,080
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	642,309
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	200,000	95,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	715,000	708,744
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	1,070,000	1,153,594
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	79,793
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	415,000	189,863
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	265,000	264,974
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	570,000	527,073
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,000	10,388
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	495,000	517,275
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	135,000	136,688
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	115,000	116,041
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,470,119
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	57,638
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	581,374
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	246,608
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	352,000	383,750
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	69,010
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	349,310
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	496,202
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	525,000	526,968
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	590,497
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	50,935
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	26,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,875

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	$245,000	$256,393
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	95,000	97,784
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	528,585
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	2,048,372
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	720,000	860,757
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	932,314
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	4,212,000	4,775,451
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	358,275
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	808,988
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	695,000	767,630
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	156,330
		44,868,270
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	4,075,000	4,078,374
		4,078,374
Consumer cyclicals (1.9%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	540,000	559,275
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,651,900
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,122,000	1,141,500
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	110,000	99,550
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	225,000	204,188
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	90,549
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	68,088
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	125,000	128,750
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	916,516
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	536,000	587,182
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	230,526
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,130,494
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	105,000	110,765

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	$110,000	$114,125
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	79,500
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	110,000	110,550
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	184,000	186,990
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	220,375
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	1,480,000	1,605,925
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	372,735
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	463,000	502,158
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	162,022
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	100,238
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	53,729
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	166,696
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	136,000	149,418
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	550,000	460,625
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	368,064
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	300,000	311,250
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	440,000	456,500
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	526,863
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,726,526
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	40,000	43,800
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	70,000	73,150
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	245,000	256,025
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	284,625
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	450,000	478,471
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	146,475
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,559,000	1,577,530
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	299,107
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	174,533

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	$410,000	$450,467
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	150,000	157,875
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,565,000	1,648,336
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	812,715
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	355,000	369,200
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	893,000	989,042
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	132,066	142,632
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	262,807	283,911
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	370,000	411,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	2,416,000	2,621,360
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	55,000	58,025
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	50,000	51,563
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	2,404,000	2,693,836
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	85,000	87,866
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	350,000	357,438
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	495,000	524,081
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	350,000	357,438
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	133,650
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	155,586
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	1,224,000	1,230,210
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	60,913
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	245,000	251,738
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	225,000	237,911
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	145,000	150,225
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	190,000	202,113
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	93,825
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	150,000	156,000
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	85,000	89,888

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	$335,000	$340,444
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	189,656
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	480,000	487,200
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	290,000	301,847
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	90,000	94,275
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	355,000	350,563
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	405,000	406,134
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,291,330
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	97,969
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	87,000	89,610
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	175,100
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	128,699
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	141,190
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	113,163
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	328,000	400,160
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	437,001
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	205,807
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	65,000	60,386
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	325,000	348,559
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	547,292
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	800,000	833,621
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	165,000	168,300
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	420,000	436,800
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	350,081
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	130,000	133,738
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,519,613
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	341,194
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	414,000
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	2,000	2,030

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	$70,000	$72,643
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	117,013
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	319,300
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,288,949
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,673
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	201,413
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	1,120,000	1,175,668
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	39,900
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	239,625
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	165,000	167,419
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	1,425,000	2,489,871
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
notes 7.75%, 1/20/24	350,000	424,678
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	252,681
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	442,711
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	172,498
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	277,875
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	189,163
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	73,500
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	155,775
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	190,000	198,550
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	480,000	493,200
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	230,000	241,017
		52,166,641
Consumer staples (0.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	295,000	304,219
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	65,000	65,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	45,000	45,225
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	205,000	210,966
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	200,000	222,500

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer staples cont.
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	$1,043,000	$1,117,362
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	525,000	687,076
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	629,000	731,062
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	156,000	170,383
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	495,000	501,898
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	289,800
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	135,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,200,000	1,234,501
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	373,275
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	31,777	35,540
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	22,284
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	85,691
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	550,000	613,079
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	509,000	720,766
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	585,425
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	185,000	107,300
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	115,000	120,894
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	315,000	328,388
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	407,000
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	310,000	319,393
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	1,912,000	2,141,151
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	307,000	334,125
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	201,115
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	190,000	197,125
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	145,775
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,346,038
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	63,144
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	340,000	352,750
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	208,577
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	390,000	423,657

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Consumer staples cont.
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	$115,000	$127,363
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	215,000	224,941
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	163,525
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	365,000	289,573
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	82,615
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	515,628
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	118,756
		16,370,085
Energy (1.4%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	63,076
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	47,575
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	110,000	106,150
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	162,569
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	103,000	104,857
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	250,000	248,125
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	208,000	207,938
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	85,000	70,975
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	101,200
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	695,000	724,608
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	77,000	85,329
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	920,944
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	582,000	582,588
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	135,000	66,825
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	232,038
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	225,000	250,342
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	1,286,000	1,407,366
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	61,218
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	180,000	130,050
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	15,000	11,475
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	622,000	624,402
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	83,579

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	$1,239,000	$1,287,770
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	28,000	28,246
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	375,000	300,000
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	270,000	284,175
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	192,000	178,080
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	370,000	386,117
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	365,000	385,988
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	1,484,000	1,649,701
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,495,000	1,412,775
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	217,040
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	480,000	505,633
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	105,000	116,126
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	932,639
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26 (In default) †	170,000	127,500
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	303,169
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	850,000	858,886
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	3,130,000	3,146,393
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	420,000	438,900
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	440,000	457,600
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	260,000	234,325
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	210,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	211,594
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	40,000	38,600
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	95,000	91,675
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	145,000	147,900
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	350,000	259,000
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	28,788
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,025
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	89,100
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	105,000	68,250

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Energy cont.
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	$140,000	$100,800
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	50,050
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	152,000	141,740
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	65,000	52,650
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,115,318
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	210,139
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,061,000	1,281,486
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,177,000	2,440,961
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	826,000	885,885
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	136,000	151,300
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	70,000	76,388
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	244,000	254,529
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	255
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	46,000
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 7.69%, 1/23/50 (Mexico)	150,000	155,385
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6.84%, 1/23/50 (Mexico)	335,000	349,238
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	304,425
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	60,354
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	140,000	142,101
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	555,508
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,765
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	470,000	518,230
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	85,000	48,025
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	175,000	119,219
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	130,000	13
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,290,426
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	1,590,000	1,592,143

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	$85,000	$73,313
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	85,000	76,288
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	122,500
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	118,835
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	439,861
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	190,000	185,706
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	690,000	697,798
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	76,480
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	120,020
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	574,000	581,371
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	636,800
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	151,300	153,570
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	125,000	130,000
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	195,000	194,756
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	115,000	81,075
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	9,000	9,248
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	195,000	202,313
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	65,000	67,113
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	110,000	58,872
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	779,000	826,743
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	174,375
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	164,000
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	205,000	206,025
		38,399,376
Financials (5.0%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	831,944
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	660,455
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	750,000	825,623
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	290,000	285,919
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,630,000	1,680,633
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	115,000	117,444
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	465,903
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	71,483
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	907,217

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	$414,000	$547,809
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,759,869
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,319,000	1,320,181
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	221,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	434,288
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	654,147
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	660,263
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	523,410
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	66,750
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	1,196,000	1,219,727
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,827,252
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	295,030
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month +
0.76%), 2.879%, 9/15/26	125,000	120,677
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,254,504
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	1,163,000	1,182,946
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	125,000	129,641
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	213,544
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,071,657
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,251,440
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	495,000	494,995
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	223,912
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,454,000	1,497,412
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	340,686
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	337,821
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,370,518
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	424,030
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	395,000	395,784
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	572,777
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	229,016
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	268,723
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	410,853

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	$63,000	$67,095
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	2,064,460
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	72,039
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	640,000	643,242
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,219,000	3,409,317
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,212,378
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	772,305
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	588,000	596,676
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	518,974
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	567,359
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	437,035
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,450,452
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	229,950
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	240,000	257,952
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,358,156
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,531,389
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,690,000	1,693,127
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	72,625
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	110,000	117,700
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	579,806
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	668,071
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	342,000	359,728
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,626,957
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,140,000	1,260,277
DNB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)	550,000	550,739
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	168,469
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	205,000	211,970
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	2,055,000	2,223,057
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	261,677
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	152,658
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	479,491
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	178,913
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	170,200
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	215,157
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	125,000	137,483
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	165,000	171,600

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	$1,840,000	$2,008,526
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,921,323
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,015,122
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,583,123
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	220,942
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	313,743
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	306,565
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	261,936
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	785,347
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	785,000	785,677
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	156,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	145,000	148,770
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	225,481
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	140,000	139,860
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	465,000	515,492
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	120,753
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	295,000	300,186
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	102,125
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	278,000	301,580
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	1,305,000	1,319,681
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,028,000	3,394,779
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	212,000	212,056
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,242,619
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,545,000	3,562,477
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	398,338
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	445,000	468,730
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	490,663
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	353,600
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	598,927
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,155,710
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	532,397
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	528,175
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	394,500
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	1,050,000	1,058,833

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	$130,000	$133,658
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	104,144
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	93,375
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	1,756,000	1,794,337
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	617,043
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,132,663
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,245,356
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	547,000	554,942
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	1,050,000	1,051,578
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.792%, 12/9/19 (Australia)	1,570,000	1,571,811
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	458,260
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,565,000	1,565,601
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	814,360
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	69,144
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	200,000	208,250
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	224,000	224,560
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	423,472
Nordea Bank ABP 144A sr. unsec. notes 2.50%, 9/17/20 (Finland)	1,300,000	1,306,416
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	815,388
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	700,000	699,554
PNC Bank NA unsec. sub. notes Ser. BKNT, 2.70%, 11/1/22	250,000	253,619
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	665,310
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	277,163
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	117,000	125,483
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	360,000	375,300
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	811,723
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,576,058
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	39,000	39,701
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	679,239
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	206,293
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	565,000	621,029

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Financials cont.
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	$635,000	$661,970
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	725,970
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	448,000	428,736
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,359,932
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	105,000	116,479
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	129,036
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	231,394
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	263,747
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,369,804
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	442,055
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	115,000	124,775
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	220,000	203,500
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,051,000	1,089,022
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	610,000	617,482
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	2,085,000	2,116,500
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	1,500,000	1,501,533
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	2,720,000	2,793,875
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	595,000	646,112
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	622,724
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	238,520
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	742,875
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	498,225
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	2,145,000	2,155,126
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	486,698
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	3,115,000	3,116,174
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	549,594
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	245,000	270,358
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	105,000	89,119
		136,686,468

Dynamic Asset Allocation Balanced Fund 57

		Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.		amount	Value
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		$945,000	$947,147
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		85,000	74,375
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		236,000	241,848
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		640,000	670,163
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		552,000	646,297
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		730,000	738,430
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		794,000	796,585
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		260,000	176,800
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		240,000	272,698
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	297,131
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	258,582
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$70,000	73,245
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		195,000	218,888
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	234,845
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		105,000	113,096
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		310,000	321,238
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		265,000	278,504
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		90,000	93,038
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27		85,000	91,871
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27		787,000	835,463
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		975,000	1,013,730
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29		412,000	440,066
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24		1,748,000	1,802,089
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		230,000	239,246
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		155,000	158,131
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		105,000	109,856
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		925,000	918,849
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		270,000	204,863
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26		115,000	114,713
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24		195,000	155,025
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23		1,463,000	1,532,019
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21		490,000	504,100
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		2,299,000	2,517,826
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23		610,000	634,972

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Health care cont.
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	$299,349	$327,995
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	65,000	65,569
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	168,150
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	233,839
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	720,000	755,054
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	315,000	354,149
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	235,000	256,608
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	37,698
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	120,000	123,000
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	160,231
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	30,450
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	330,000	342,915
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	975,529
Merck & Co., Inc. sr. unsec. unsub. notes 1.85%, 2/10/20	97,000	96,936
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	132,505
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	50,250
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,430,000	1,682,573
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	705,385
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	478,000	478,591
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,315,000	1,313,925
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,442,107
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	342,000
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	323,562
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	345,000	356,054
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	854,700
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	688,129
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	90,000	91,913
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	140,000	143,882
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	395,000	427,212
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	110,000	114,571
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	475,000	490,841
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	645,000	661,931
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	240,425

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Health care cont.
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	$485,000	$418,009
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	657,240
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	593,509
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,778,968
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	682,000	698,723
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	364,000	370,574
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	555,754
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	125,000	130,156
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	90,721
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	798,773
		38,286,835
Technology (1.6%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,056,000	2,112,042
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	671,906
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	1,125,000	1,129,054
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	2,008,427
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	356,464
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	586,180
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	614,000	623,604
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	596,823
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	672,980
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	792,408
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	223,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	377,028
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	971,081
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,510,625
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	678,848
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	854,000	858,421
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	108,654
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	65,000	66,869
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,764,000	1,983,757
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	263,500
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	222,000	292,806
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	110,000	119,900
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	1,250,000	1,355,984
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	148,000	152,388
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	457,000	509,752
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	455,000	478,713
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,233,414
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	767,013
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	846,518

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Technology cont.
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	$76,000	$69,912
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	250,000	254,063
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	384,000	499,478
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,415,000	1,486,000
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,204,954
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	117,022
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,818,000	2,069,110
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	472,000	478,590
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	2,021,495
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	210,000	212,559
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,908,075
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	279,594
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,281,388
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	491,827
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	2,295,000	2,295,042
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	110,000	110,275
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	184,844
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	2,315,000	2,540,946
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	132,140
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	155,000	161,588
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	455,000	468,650
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	370,000	370,000
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	277,689
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,465,000	1,507,120
		43,547,520
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	521,885
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	92,398	93,352
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	95,000	95,946
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	259,599
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	474,720
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	345,000	350,175
		1,795,677
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	830,000	861,125
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	105,000	111,563
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	38,000	38,665

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Utilities and power cont.
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	$105,000	$107,363
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	1,130,000	1,266,128
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	1,111,283
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	735,000	793,383
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	210,531
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	190,000	193,325
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	150,075
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	24,480
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	59,207
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	181,071
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	310,524
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	630,000	630,011
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	930,072
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	1,018,313
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	940,937
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	89,985
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	815,000	893,551
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	907,930
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,525,000	1,648,089
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	6,394
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	10,760
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,190,000	1,511,351
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	245,000	253,696
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	140,844
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	607,765
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	309,080
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,406,433
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	147,314
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	532,802
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	192,063
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	205,000	222,087
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	95,000	102,125

62 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.3%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	$1,243,000	$1,295,041
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	640,000	658,567
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	240,000	258,072
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	453,950
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	233,475
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	837,549
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	386,081
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	20,584
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	212,826
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	64,000	96
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	144,788
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	155,000	159,600
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	719,000	737,700
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	781,000	786,183
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	135,000	142,162
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	308,576
		24,555,575
Total corporate bonds and notes (cost $428,572,247)		$448,651,118

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.0%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 5/20/49	$49,777	$54,619
4.70%, with due dates from 5/20/67 to 8/20/67	219,965	247,048
4.626%, 6/20/67	101,487	113,411
4.509%, 3/20/67	99,406	110,340
4.50%, 5/20/49	178,120	191,600
4.00%, with due dates from 3/15/46 to 3/20/46	780,491	833,645
3.50%, TBA, 10/1/49	9,000,000	9,324,140
3.50%, with due dates from 7/20/47 to 2/20/48	68,347,218	71,031,282
		81,906,085
U.S. Government Agency Mortgage Obligations (7.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	418,021	441,871
3.00%, with due dates from 2/1/47 to 1/1/48	40,239,154	41,072,883
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	36,819	39,830
4.00%, with due dates from 6/1/48 to 1/1/57	37,181,013	38,646,042
3.50%, 6/1/56	2,238,626	2,375,177
3.00%, with due dates from 4/1/46 to 11/1/48	40,164,186	41,114,312

Dynamic Asset Allocation Balanced Fund 63

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.6%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/49	$11,000,000	$12,176,484
4.00%, TBA, 10/1/49	38,000,000	39,430,936
3.00%, TBA, 10/1/49	1,000,000	1,015,000
3.00%, TBA, 10/1/34	33,000,000	33,727,030
		210,039,565
Total U.S. government and agency mortgage obligations (cost $288,291,167)		$291,945,650

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 17.635%, 4/15/37	$72,295	$119,020
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 16.362%, 11/15/35	44,253	70,769
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.584%, 12/15/36	43,943	63,853
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 11.764%, 6/15/34	69,857	81,649
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 4.923%, 3/15/41	1,564,688	270,222
REMICs Ser. 3391, PO, zero %, 4/15/37	5,536	4,929
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	2,695	2,453
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	3,019	2,502
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	7,033	5,773
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 27.79%, 7/25/36	24,738	44,125
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 16.799%, 6/25/37	62,604	98,596
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.195%, 8/25/35	27,559	36,931
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 13.865%, 12/25/35	31,064	42,179
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 12.146%, 11/25/34	13,187	15,407
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	18,551	16,334
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,251	1,118
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,227	2,016
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,865	3,409
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,940,543	368,703
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	388,223	79,159
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	83,344	8,223
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	84,884	15,899
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/49	143,919	21,048
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/43	1,707,054	353,358

64 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	$3,366,539	$337,529
Ser. 13-14, IO, 3.50%, 12/20/42	1,109,271	105,902
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,465,526	96,974
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,701,989	90,205
Ser. 16-H16, Class EI, IO, 2.397%, 6/20/66 W	3,540,081	381,975
Ser. 15-H25, Class BI, IO, 1.85%, 10/20/65 W	5,019,426	467,811
Ser. 15-H26, Class EI, IO, 1.749%, 10/20/65 W	2,868,077	249,809
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,263	1,961
		3,459,841
Commercial mortgage-backed securities (1.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.402%, 1/15/49 W	1,426,585	760
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	719,452	7
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	9,546	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.809%, 3/11/39 W	251,616	125,808
FRB Ser. 06-PW14, Class X1, IO, 0.499%, 12/11/38 W	237,354	2,435
CD Commercial Mortgage Trust 144A
FRB Ser. 07-CD4, Class XW, IO, 1.039%, 12/11/49 W	9,532	226
FRB Ser. 07-CD5, Class XS, IO, zero %, 11/15/44 W	120,213	1
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.272%, 4/15/44 W	617,000	644,675
FRB Ser. 11-C2, Class D, 5.939%, 12/15/47 W	254,000	266,700
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	618,000	655,999
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.935%, 9/10/45 W	6,170,293	263,354
FRB Ser. 06-C5, Class XC, IO, 0.722%, 10/15/49 W	4,196,860	58
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.887%, 7/15/47 W	346,000	367,492
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	446,161
FRB Ser. 14-UBS6, Class C, 4.601%, 12/10/47 W	500,000	516,650
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	965,152
FRB Ser. 14-CR19, Class XA, IO, 1.192%, 8/10/47 W	6,880,138	288,030
FRB Ser. 14-CR18, Class XA, IO, 1.162%, 7/15/47 W	2,271,907	89,104
FRB Ser. 13-CR11, Class XA, IO, 1.098%, 8/10/50 W	5,876,535	192,674
FRB Ser. 14-UBS6, Class XA, IO, 1.07%, 12/10/47 W	6,572,800	252,369
FRB Ser. 14-LC17, Class XA, IO, 0.934%, 10/10/47 W	5,775,012	180,544
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.304%, 7/10/46 W	1,106,000	1,131,982
FRB Ser. 06-C8, Class XS, IO, 0.555%, 12/10/46 W	170,579	2
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.044%, 1/15/49 W	3,266,839	1
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.211%, 5/15/38 W	95,468	2,216

Dynamic Asset Allocation Balanced Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.417%, 4/15/50 W	$1,318,000	$1,385,083
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,205,695
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.917%, 4/15/50 W	501,000	486,478
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.505%, 12/15/49 W	1,264,000	1,342,224
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	2,577,000	2,680,936
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	10,005,033	3,232
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.654%, 2/10/46 W	4,161,165	179,263
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.157%, 1/10/47 W	292,000	300,118
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	931,000	983,977
FRB Ser. 13-GC12, Class XA, IO, 1.559%, 6/10/46 W	2,356,253	99,417
FRB Ser. 14-GC22, Class XA, IO, 1.143%, 6/10/47 W	5,145,053	163,613
FRB Ser. 14-GC24, Class XA, IO, 0.874%, 9/10/47 W	7,056,785	216,643
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	741,000	749,661
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	60,000	61,948
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	1,031,000	1,069,457
FRB Ser. 11-GC3, Class D, 5.825%, 3/10/44 W	983,000	1,023,620
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.709%, 9/15/47 W	511,000	528,010
FRB Ser. 15-C33, Class XA, IO, 1.134%, 12/15/48 W	4,942,853	233,154
FRB Ser. 14-C25, Class XA, IO, 1.013%, 11/15/47 W	7,381,146	272,268
FRB Ser. 14-C19, Class XA, IO, 0.929%, 4/15/47 W	4,507,462	106,065
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	800,503
Ser. 13-C10, Class AS, 3.372%, 12/15/47	297,000	303,953
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	648,000	663,131
FRB Ser. 07-LDPX, Class X, IO, 0.323%, 1/15/49 W	3,026,028	30
FRB Ser. 06-LDP8, Class X, IO, 0.312%, 5/15/45 W	2,390,974	3,786
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.319%, 5/15/45 W	1,175,000	1,126,203
FRB Ser. 12-C8, Class D, 4.807%, 10/15/45 W	755,000	774,794
FRB Ser. 12-LC9, Class D, 4.547%, 12/15/47 W	186,000	191,933
FRB Ser. 05-CB12, Class X1, IO, 0.509%, 9/12/37 W	261,004	469
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	257,271	3
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.278%, 4/15/41 W	90,437	93,310
FRB Ser. 07-C2, Class XW, IO, 0.355%, 2/15/40 W	63,635	3
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.507%, 11/15/40 W	429,026	41
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.303%, 4/20/48 W	1,222,000	1,219,104
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	250,847	7

66 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	$2,796	$—
FRB Ser. 06-C4, Class X, IO, 6.527%, 7/15/45 W	24,294	19
FRB Ser. 07-C5, Class X, IO, 6.219%, 12/15/49 W	334,746	468
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	1,106,000	1,139,424
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	705,348
Ser. 12-C6, Class AS, 3.476%, 11/15/45	810,000	833,825
FRB Ser. 14-C17, Class XA, IO, 1.268%, 8/15/47 W	4,020,702	161,447
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.762%, 11/15/45 W	491,000	510,640
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	104,897	26,224
FRB Ser. 16-BNK2, Class C, 4.036%, 11/15/49 W	441,000	468,695
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.292%, 7/15/49 W	324,000	332,556
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	417,718	30,493
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.728%, 5/10/45 W	505,000	533,780
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.198%, 8/10/49 W	346,000	364,611
FRB Ser. 12-C4, Class XA, IO, 1.78%, 12/10/45 W	4,646,947	187,311
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.476%, 11/15/48 W	1,643,569	49
FRB Ser. 07-C34, IO, 0.097%, 5/15/46 W	1,219,539	12
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.42%, 7/15/46 W	501,000	511,655
FRB Ser. 14-LC16, Class XA, IO, 1.275%, 8/15/50 W	11,443,685	481,207
FRB Ser. 16-LC25, Class XA, IO, 1.146%, 12/15/59 W	6,178,422	301,148
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.42%, 7/15/46 W	521,000	487,997
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	530,447
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,351,060
Ser. 13-C12, Class AS, 3.56%, 3/15/48	669,000	693,599
Ser. 13-C11, Class AS, 3.311%, 3/15/45	198,000	203,382
FRB Ser. 14-C22, Class XA, IO, 0.962%, 9/15/57 W	25,565,013	853,923
FRB Ser. 13-C14, Class XA, IO, 0.867%, 6/15/46 W	13,258,988	291,698
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.856%, 3/15/44 W	1,022,000	959,614
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	1,904,000	1,951,370
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	138,000	137,978
FRB Ser. 12-C9, Class D, 4.971%, 11/15/45 W	546,000	551,495
FRB Ser. 13-C15, Class D, 4.624%, 8/15/46 W	599,000	483,766
FRB Ser. 12-C9, Class XA, IO, 2.061%, 11/15/45 W	4,810,609	234,132
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45 W	4,755,628	198,419
		40,178,324

Dynamic Asset Allocation Balanced Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (1.5%)
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	$368,058	$375,189
Ser. 18-1, Class A3, 4.157%, 4/25/48 W	647,368	659,709
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 2.719%, 4/20/35	420,000	415,935
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 2.618%, 9/25/45	230,395	222,331
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.718%,
10/25/27 (Bermuda)	314,601	315,486
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.368%,
8/25/28 (Bermuda)	718,000	719,346
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.93%, 5/25/35 W	527,209	546,348
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.386%, 6/25/46	917,973	852,924
FRB Ser. 05-27, Class 1A1, 2.564%, 8/25/35 W	193,020	166,149
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%),
2.518%, 8/25/36	560,350	316,906
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.374%, 11/20/35	351,276	333,082
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
2.224%, 2/20/47	796,180	628,724
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	1,359,579	1,219,000
Eagle Re, Ltd 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 3.00%), 5.018%, 11/25/28	190,000	190,713
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.718%, 11/25/28	930,359	933,907
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.168%, 11/25/28	800,000	867,282
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.768%, 10/25/24	753,373	799,747
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.668%, 10/25/28	3,300,000	3,535,584
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 6.168%, 1/25/25	298,200	308,593
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 5.918%, 12/25/27	250,000	259,817
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 5.868%, 3/25/29	570,000	600,750
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.768%, 9/25/24	336,000	364,278
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.268%, 7/25/29	320,000	334,834
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 4.518%, 3/25/30	200,000	204,432
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 3.968%, 5/25/25	219,157	221,827

68 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.668%, 1/25/49	$218,000	$221,171
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 10/25/48	105,900	107,057
Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Structured Agency Credit Risk Debt
FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%),
6.718%, 4/25/28	850,000	936,670
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt Notes Structured Agency Credit risk Debt
Notes FRB Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%),
7.695%, 7/25/28	580,000	643,140
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.968%, 8/25/28	1,163,438	1,255,050
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.768%, 8/25/28	1,840,294	2,024,562
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.018%, 9/25/28	2,172,083	2,366,133
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.918%, 10/25/28	1,156,771	1,247,884
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.718%, 4/25/28	1,363,453	1,488,303
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.568%, 4/25/28	1,724,919	1,842,158
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	709,232	750,737
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.918%, 11/25/24	408,970	445,918
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.318%, 2/25/25	275,089	291,431
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 4/25/29	90,000	96,079
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 1/25/29	1,440,000	1,520,002
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	116,002	122,480
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	220,242	227,460
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.918%, 7/25/24	462,581	481,821
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.618%, 5/25/24	332,603	345,830
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.268%, 7/25/29	310,000	306,984
Federal National Mortgage Association 144A Connecticut Avenue
Securities Trust FRB Ser. 19-R02, Class 1M2, (1 Month US LIBOR
+ 2.30%), 4.318%, 8/25/31	210,000	211,360
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.618%, 10/25/28 (Bermuda)	469,781	471,102

Dynamic Asset Allocation Balanced Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.818%, 2/25/34	$703,368	$692,387
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.448%, 2/25/35 W	184,131	191,486
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.843%, 8/25/34	162,088	162,088
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.97%, 8/26/47 W	160,000	158,619
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 2.918%, 1/25/48	726,554	734,921
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 3.568%, 7/25/28 (Bermuda)	169,926	170,324
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.068%, 10/25/34	540,000	538,316
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 2.538%, 3/25/34	355,302	349,085
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 2.918%, 11/25/34	689,971	691,322
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.868%, 5/25/47	688,897	578,104
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.178%, 4/25/36	78,756	78,678
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR14, Class 1A2, 4.166%, 12/25/35 W	324,879	326,003
FRB Ser. 05-AR12, Class 1A8, 3.876%, 10/25/35 W	903,702	917,761
FRB Ser. 07-HY2, Class 1A1, 3.823%, 12/25/36 W	526,471	517,863
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.978%, 7/25/45	379,607	377,975
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.418%, 8/25/45	322,151	316,353
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 5.192%, 4/25/36 W	522,667	540,960
FRB Ser. 06-AR2, Class 1A1, 4.965%, 3/25/36 W	530,943	529,615
		40,668,085
Total mortgage-backed securities (cost $84,392,283)		$84,306,250

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	$505,000	$536,815
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	1,515,000	1,751,719
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	1,075,000	1,132,781
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	935,000	991,543
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,505,535
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	400,000	441,506

70 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)* cont.	amount	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	$990,000	$1,074,150
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	368,544
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	590,000	568,613
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	550,000	563,063
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	2,218,040
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	1,069,990
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	440,000	442,200
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	575,000	587,930
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	1,228,000	1,334,625
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	1,575,000	1,666,293
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	731,000	80,410
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	1,000	110
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,184,000	130,240
Total foreign government and agency bonds and notes (cost $16,557,690)		$17,464,107

	Principal
ASSET-BACKED SECURITIES (0.5%)*	amount	Value
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	$544,546	$546,068
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	824,000	824,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.818%, 6/25/52	1,644,000	1,644,000
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.787%, 10/24/20	1,938,000	1,938,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 9/24/20	2,020,000	2,020,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 6/24/20	2,056,000	2,056,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 2/24/20	2,466,000	2,466,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.668%, 8/25/52	1,143,000	1,143,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	910,000	919,100
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.745%, 1/25/46	1,419,527	1,407,979
Total asset-backed securities (cost $14,959,352)		$14,964,147

Dynamic Asset Allocation Balanced Fund 71

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.334%, 12/15/24	$328,891	$311,624
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.514%, 6/21/24	415,438	404,359
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	154,605	151,255
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.794%, 12/31/22	135,000	120,909
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	103,230	102,843
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.796%, 4/16/21	74,448	73,796
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.794%, 3/31/24	113,006	111,311
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.032%, 5/1/26	24,374	24,521
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	258,668	87,947
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.252%, 10/16/23	130,315	89,483
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.53%, 11/6/24	521,803	519,520
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 8.057%, 10/25/23	127,370	97,332
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	53,619	49,061
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	171,972	130,591
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.063%, 2/28/26	170,000	142,800
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.313%, 2/28/25	167,376	151,893
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.044%, 3/28/25	339,117	324,563
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	255,000	229,978
Total senior loans (cost $3,503,653)		$3,123,786

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Oct-19/$1.10	$32,808,912	EUR	30,101,300	$243,738
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	21,768,825	AUD	32,252,500	253,193
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	21,768,825	AUD	32,252,500	253,193
Total purchased options outstanding (cost $1,080,325)					$750,124

72 Dynamic Asset Allocation Balanced Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$250,458
Nine Point Energy 6.75% cv. pfd. F	27	5,400
Total convertible preferred stocks (cost $164,227)		$255,858

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP S	5,340	$139,961
Total preferred stocks (cost $133,500)		$139,961

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$120,000	$109,945
Total convertible bonds and notes (cost $112,380)		$109,945

	Principal amount/
SHORT-TERM INVESTMENTS (14.2%)*		shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper
2.138%, 10/28/19		$12,375,000	$12,355,576
Barclays Bank PLC CCP asset backed commercial paper
2.180%, 11/7/19		12,250,000	12,221,851
Export Development Canada commercial paper
2.115%, 10/15/19		6,250,000	6,244,584
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.101%, 12/12/19		11,620,999	11,571,631
MetLife Short Term Funding, LLC asset backed commercial paper
2.242%, 10/10/19		15,000,000	14,991,497
NRW.Bank commercial paper 2.252%, 10/9/19		15,000,000	14,992,763
Prudential PLC commercial paper 2.232%, 10/15/19		11,250,000	11,240,015
Putnam Cash Collateral Pool, LLC 2.15% [d]	Shares	8,682,900	8,682,900
Putnam Short Term Investment Fund 2.05% L	Shares	254,007,567	254,007,567
Regency Markets No. 1, LLC asset backed commercial paper
2.084%, 10/9/19		$12,500,000	12,493,571
Simon Property Group LP commercial paper 2.090%, 11/12/19		12,000,000	11,969,842
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.88% P	Shares	548,000	548,000
U.S. Treasury Bills 2.025%, 10/10/19 ∆		$1,600,999	1,600,293
U.S. Treasury Bills 1.917%, 11/14/19 #		579,000	577,740
U.S. Treasury Bills 2.008%, 11/7/19 # ∆ §		4,204,001	4,196,568
U.S. Treasury Bills 2.033%, 11/21/19 # ∆ §		9,857,000	9,831,949
U.S. Treasury Bills 1.908%, 3/12/20 # §		1,465,002	1,453,541
Total short-term investments (cost $388,978,493)			$388,979,888

TOTAL INVESTMENTS
Total investments (cost $2,601,041,378)			$2,847,767,772

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD/$	United States Dollar

Dynamic Asset Allocation Balanced Fund 73

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,747,953,761.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $203, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,835,724 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,602,467 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,219,621 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

74 Dynamic Asset Allocation Balanced Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $293,835,004 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $284,971,625)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/16/19	$5,267,477	$5,472,144	$(204,667)
	Australian Dollar	Sell	10/16/19	5,267,477	5,284,281	16,804
	Brazilian Real	Buy	10/2/19	5,105,236	5,504,889	(399,653)
	Brazilian Real	Sell	10/2/19	5,105,236	5,195,097	89,861
	Brazilian Real	Sell	2/4/20	281,086	247,605	(33,481)
	British Pound	Sell	12/18/19	2,485,905	2,465,719	(20,186)
	Canadian Dollar	Sell	10/16/19	180,971	165,597	(15,374)
	Euro	Buy	12/18/19	219,507	221,358	(1,851)
	Mexican Peso	Buy	10/16/19	2,713,615	2,744,029	(30,414)
	New Zealand Dollar	Buy	10/16/19	3,984,385	4,165,332	(180,947)
	New Zealand Dollar	Sell	10/16/19	3,984,385	4,109,665	125,280
	Russian Ruble	Buy	12/18/19	2,678,933	2,616,015	62,918
	Swedish Krona	Sell	12/18/19	2,545,791	2,568,265	22,474
Barclays Bank PLC
	Canadian Dollar	Sell	10/16/19	5,333,404	5,407,738	74,334
	Euro	Buy	12/18/19	6,204,200	6,254,740	(50,540)
	Hong Kong Dollar	Buy	11/20/19	1,729,500	1,731,784	(2,284)
	Japanese Yen	Buy	11/20/19	2,646,548	2,704,708	(58,160)
	New Zealand Dollar	Sell	10/16/19	2,644,021	2,822,053	178,032
Citibank, N.A.
	Australian Dollar	Buy	10/16/19	1,339,778	1,338,872	906
	Australian Dollar	Sell	10/16/19	1,339,778	1,391,950	52,172
	Brazilian Real	Buy	10/2/19	2,642,583	2,835,074	(192,491)
	Brazilian Real	Sell	10/2/19	2,642,583	2,661,770	19,187

Dynamic Asset Allocation Balanced Fund 75

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $284,971,625) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Brazilian Real	Sell	2/4/20	$74,512	$74,814	$302
	Canadian Dollar	Buy	10/16/19	2,762,737	2,809,556	(46,819)
	Canadian Dollar	Sell	10/16/19	2,762,737	2,764,428	1,691
	Danish Krone	Sell	12/18/19	1,159,823	1,170,590	10,767
	Euro	Sell	12/18/19	2,731,339	2,771,808	40,469
	Japanese Yen	Buy	11/20/19	7,092,566	7,220,484	(127,918)
	New Zealand Dollar	Sell	10/16/19	310,004	391,738	81,734
Credit Suisse International
	Australian Dollar	Buy	10/16/19	2,746,411	2,743,753	2,658
	Australian Dollar	Sell	10/16/19	2,746,411	2,744,005	(2,406)
	Canadian Dollar	Buy	10/16/19	2,723,251	2,725,127	(1,876)
	Canadian Dollar	Sell	10/16/19	2,723,251	2,728,700	5,449
	Euro	Buy	12/18/19	2,698,008	2,733,097	(35,089)
Goldman Sachs International
	Australian Dollar	Buy	10/16/19	6,754,401	6,768,345	(13,944)
	Australian Dollar	Sell	10/16/19	6,754,401	6,943,385	188,984
	Brazilian Real	Buy	2/4/20	2,756,158	2,753,198	2,960
	Canadian Dollar	Buy	10/16/19	2,743,711	2,745,591	(1,880)
	Canadian Dollar	Sell	10/16/19	2,743,711	2,742,262	(1,449)
	Indian Rupee	Buy	11/20/19	2,735,380	2,761,046	(25,666)
	Indonesian Rupiah	Buy	11/20/19	2,738,492	2,662,582	75,910
	Japanese Yen	Buy	11/20/19	963,297	942,372	20,925
	New Taiwan Dollar	Sell	11/20/19	2,853,806	2,765,931	(87,875)
	New Zealand Dollar	Sell	10/16/19	4,015,078	4,149,535	134,457
	Norwegian Krone	Buy	12/18/19	10,844,928	10,888,306	(43,378)
	Russian Ruble	Buy	12/18/19	2,678,931	2,614,104	64,827
	South Korean Won	Sell	11/20/19	2,654,240	2,830,663	176,423
	Swedish Krona	Sell	12/18/19	2,825,858	2,847,649	21,791
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/16/19	2,693,130	2,795,545	(102,415)
	Australian Dollar	Sell	10/16/19	2,693,130	2,817,329	124,199
	Indonesian Rupiah	Buy	11/20/19	27,975	50,113	(22,138)
	Japanese Yen	Sell	11/20/19	3,954,517	3,974,602	20,085
	New Zealand Dollar	Buy	10/16/19	2,599,797	2,776,721	(176,924)
	New Zealand Dollar	Sell	10/16/19	2,641,453	2,735,579	94,126
	South Korean Won	Sell	11/20/19	2,702,552	2,808,796	106,244
	Swedish Krona	Sell	12/18/19	2,690,282	2,713,971	23,689
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/16/19	2,396,204	2,509,877	(113,673)
	British Pound	Buy	12/18/19	8,548,706	8,572,673	(23,967)
	Canadian Dollar	Sell	10/16/19	965,935	1,024,811	58,876
	Euro	Sell	12/18/19	1,385,898	1,362,738	(23,160)
	Japanese Yen	Sell	11/20/19	2,690,306	2,740,022	49,716
	Mexican Peso	Buy	10/16/19	2,709,899	2,754,011	(44,112)

76 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $284,971,625) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	Mexican Peso	Sell	10/16/19	$2,709,899	$2,699,483	$(10,416)
	New Zealand Dollar	Sell	10/16/19	6,567,019	6,902,390	335,371
	Norwegian Krone	Sell	12/18/19	688,427	691,088	2,661
	Singapore Dollar	Buy	11/20/19	1,761,438	1,777,356	(15,918)
	Swedish Krona	Buy	12/18/19	493,428	497,652	(4,224)
	Swiss Franc	Buy	12/18/19	3,274,791	3,317,744	(42,953)
	NatWest Markets PLC
	Australian Dollar	Buy	10/16/19	7,803,062	8,119,387	(316,325)
	Canadian Dollar	Buy	10/16/19	2,760,774	2,804,411	(43,637)
	Canadian Dollar	Sell	10/16/19	2,760,774	2,762,340	1,566
	Indian Rupee	Buy	11/20/19	2,717,774	2,741,882	(24,108)
	Indian Rupee	Sell	11/20/19	2,758,784	2,709,200	(49,584)
	Japanese Yen	Buy	11/20/19	5,378,157	5,530,450	(152,293)
	New Taiwan Dollar	Sell	11/20/19	2,869,023	2,781,269	(87,754)
	Swedish Krona	Sell	12/18/19	2,678,518	2,701,281	22,763
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/16/19	2,128,924	2,162,652	(33,728)
	British Pound	Buy	12/18/19	2,350,595	2,362,289	(11,694)
	Canadian Dollar	Buy	10/16/19	6,911,032	6,933,172	(22,140)
	Canadian Dollar	Sell	10/16/19	6,911,032	6,918,213	7,181
	Euro	Sell	12/18/19	2,730,681	2,757,519	26,838
	Japanese Yen	Buy	11/20/19	84,683	183,403	(98,720)
	New Zealand Dollar	Buy	10/16/19	377,028	379,847	(2,819)
	New Zealand Dollar	Sell	10/16/19	377,028	402,426	25,398
	Swedish Krona	Sell	12/18/19	1,974,129	1,967,005	(7,124)
UBS AG
	Australian Dollar	Buy	10/16/19	1,278,597	1,307,955	(29,358)
	Japanese Yen	Sell	11/20/19	2,212,308	2,223,461	11,153
	Swedish Krona	Sell	12/18/19	2,650,343	2,673,527	23,184
	WestPac Banking Corp.
	Australian Dollar	Buy	10/16/19	5,094,534	5,265,047	(170,513)
	Australian Dollar	Sell	10/16/19	5,094,534	5,090,547	(3,987)
	Canadian Dollar	Buy	10/16/19	2,742,578	2,737,082	5,496
	Canadian Dollar	Sell	10/16/19	2,742,578	2,733,005	(9,573)
	Unrealized appreciation					2,409,861
	Unrealized (depreciation)					(3,221,605)
Total						$(811,744)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Balanced Fund 77

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,446	$110,139,853	$110,257,500	Dec-19	$(4,077,706)
S&P 500 Index E-Mini (Long)	1,054	156,874,198	156,966,950	Dec-19	528,450
S&P 500 Index E-Mini (Short)	480	71,441,760	71,484,000	Dec-19	846,527
S&P Mid Cap 400 Index E-Mini (Long)	5	967,740	969,000	Dec-19	(13,322)
U.S. Treasury Bond 30 yr (Long)	152	24,671,500	24,671,500	Dec-19	(355,842)
U.S. Treasury Bond Ultra 30 yr (Long)	326	62,561,438	62,561,438	Dec-19	(1,304,023)
U.S. Treasury Note 2 yr (Long)	657	141,583,500	141,583,500	Dec-19	(334,079)
U.S. Treasury Note 2 yr (Short)	151	32,540,500	32,540,500	Dec-19	78,699
U.S. Treasury Note 5 yr (Long)	1,100	131,063,282	131,063,282	Dec-19	(747,318)
U.S. Treasury Note 5 yr (Short)	11	1,310,633	1,310,633	Dec-19	7,624
U.S. Treasury Note 10 yr (Long)	363	47,303,438	47,303,438	Dec-19	(451,731)
U.S. Treasury Note Ultra 10 yr (Short)	12	1,708,875	1,708,875	Dec-19	21,536
Unrealized appreciation					1,482,836
Unrealized (depreciation)					(7,284,021)
Total					$(5,801,185)

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $635,693)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 66.00	$32,653,237	AUD	48,378,750	$131,201
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	32,653,237	AUD	48,378,750	131,200
Total					$262,401

TBA SALE COMMITMENTS OUTSTANDING at 9/30/19 (proceeds receivable $9,196,094)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 10/1/49	$5,000,000	10/10/19	$5,128,906
Uniform Mortgage-Backed Securities, 3.00%, 10/1/49	4,000,000	10/10/19	4,060,000
Total			$9,188,906

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$38,888,800	$19,911 E	$(7,184)	12/18/21	3 month USD-	1.58% —	$12,727
				LIBOR-BBA —	Semiannually
				Quarterly
108,718,800	55,664 E	66,185	12/18/21	1.58% —	3 month USD-	10,521
				Semiannually	LIBOR-BBA —
					Quarterly
27,478,100	38,277 E	(33,567)	12/18/24	1.45% —	3 month USD-	4,710
				Semiannually	LIBOR-BBA —
					Quarterly

78 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,722,000	$19,115 E	$26,498	12/18/24	3 month USD-	1.45% —	$7,383
				LIBOR-BBA —	Semiannually
				Quarterly
4,893,700	78,109 E	(69,712)	12/18/49	1.65% —	3 month USD-	8,397
				Semiannually	LIBOR-BBA —
					Quarterly
12,871,000	205,434 E	203,492	12/18/49	3 month USD-	1.65% —	(1,942)
				LIBOR-BBA —	Semiannually
				Quarterly
33,461,200	120,996 E	(99,735)	12/18/29	1.525% —	3 month USD-	21,261
				Semiannually	LIBOR-BBA —
					Quarterly
37,668,800	136,211 E	138,655	12/18/29	3 month USD-	1.525% —	2,444
				LIBOR-BBA —	Semiannually
				Quarterly
13,737,000	9,341 E	(112)	10/2/24	1.519% —	3 month USD-	(9,453)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$224,520				$56,048

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$104,319	$104,487	$—	1/12/40	4.50% (1 month	Synthetic MBX	$287
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
685,189	686,660	—	1/12/41	5.00% (1 month	Synthetic MBX	2,388
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
204,911	205,202	—	1/12/40	5.00% (1 month	Synthetic MBX	564
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,869	24,904	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(77)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
250,009	250,274	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(723)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$11,006	$10,885	$—	1/12/43	3.50% (1 month	Synthetic TRS	$(14)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
128,353	125,763	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,138)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,151	15,825	—	1/12/41	4.00% (1 month	Synthetic TRS	(143)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,262	6,198	—	1/12/42	4.00% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,929	17,726	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(22)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
635	630	—	1/12/38	6.50% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
80,509,670	82,590,053	—	11/26/19	(3 month USD-	A basket	2,110,514
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
70,102,571	72,489,895	—	11/26/19	3 month USD-	Russell 1000 Total	(2,231,539)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
178,732	179,116	—	1/12/41	5.00% (1 month	Synthetic MBX	623
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,184	103,405	—	1/12/41	5.00% (1 month	Synthetic MBX	360
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
969,924	972,182	—	1/12/41	4.50% (1 month	Synthetic MBX Index	3,361
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

80 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$26,054	$25,744	$—	1/12/45	3.50% (1 month	Synthetic TRS	$(33)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
166,900,173	166,443,132	—	12/15/20	(1 month USD-	A basket	(184,645)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
157,543,344	154,421,042	—	12/15/20	1 month USD-	A basket	2,892,161
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly *
14,002	14,017	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(41)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,796	16,814	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(49)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
309,910	310,239	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(897)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
65,256	64,540	—	1/12/40	4.00% (1 month	Synthetic TRS	20
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,556	15,395	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,556	15,395	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,231	11,181	—	1/12/39	6.00% (1 month	Synthetic TRS	84
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,993	1,977	—	1/12/38	6.50% (1 month	Synthetic TRS	7
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$37,374	$36,988	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(8)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
144,505	141,588	—	1/12/41	(4.00%) 1 month	Synthetic TRS	1,282
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		5,011,660
Upfront premium (paid)		—		Unrealized (depreciation)		(2,419,329)
Total		$—		Total		$2,592,331

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	19,279	$2,268,953	2.75%
Alphabet, Inc. Class A	Technology	1,628	1,988,009	2.41%
Microsoft Corp.	Technology	13,311	1,850,688	2.24%
Walt Disney Co. (The)	Consumer cyclicals	13,657	1,779,800	2.15%
Apple, Inc.	Technology	7,824	1,752,337	2.12%
Texas Instruments, Inc.	Technology	12,818	1,656,564	2.01%
Honeywell International, Inc.	Capital goods	9,259	1,566,668	1.90%
Starbucks Corp.	Consumer staples	17,510	1,548,248	1.87%
Amazon.com, Inc.	Consumer cyclicals	862	1,496,860	1.81%
Mondelez International, Inc. Class A	Consumer staples	26,593	1,471,121	1.78%
U.S. Bancorp	Financials	25,666	1,420,338	1.72%
Automatic Data Processing, Inc.	Consumer cyclicals	8,753	1,412,973	1.71%
TJX Cos., Inc. (The)	Consumer cyclicals	25,061	1,396,884	1.69%
Intercontinental Exchange, Inc.	Financials	15,104	1,393,691	1.69%
Fidelity National Information	Technology	10,299	1,367,241	1.66%
Services, Inc.
Intuit, Inc.	Technology	5,088	1,353,207	1.64%
Kinder Morgan, Inc.	Utilities and power	64,102	1,321,151	1.60%
Ingersoll-Rand PLC	Capital goods	10,706	1,319,102	1.60%
Sysco Corp.	Consumer staples	16,214	1,287,405	1.56%
Exelon Corp.	Utilities and power	26,119	1,261,793	1.53%
Allstate Corp. (The)	Financials	11,250	1,222,607	1.48%
T-Mobile US, Inc.	Communication services	15,231	1,199,719	1.45%
Zimmer Biomet Holdings, Inc.	Health care	8,475	1,163,410	1.41%
Waste Management, Inc.	Capital goods	9,704	1,115,937	1.35%
Johnson & Johnson	Health care	8,432	1,090,926	1.32%
Vistra Energy Corp.	Utilities and power	40,378	1,079,295	1.31%
Exxon Mobil Corp.	Energy	15,099	1,066,110	1.29%

82 Dynamic Asset Allocation Balanced Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Omnicom Group, Inc.	Consumer cyclicals	13,167	$1,030,999	1.25%
Cisco Systems, Inc.	Technology	20,253	1,000,691	1.21%
Cognizant Technology Solutions	Technology	16,281	981,155	1.19%
Corp. Class A
VICI Properties, Inc.	Financials	42,226	956,415	1.16%
eBay, Inc.	Technology	24,079	938,614	1.14%
Baxter International, Inc.	Health care	10,646	931,194	1.13%
Annaly Capital Management, Inc.	Financials	100,938	888,250	1.08%
Verizon Communications, Inc.	Communication services	14,571	879,504	1.06%
Ross Stores, Inc.	Consumer cyclicals	7,866	864,097	1.05%
Merck & Co., Inc.	Health care	9,928	835,698	1.01%
Norfolk Southern Corp.	Transportation	4,543	816,274	0.99%
Hershey Co. (The)	Consumer staples	5,165	800,451	0.97%
Procter & Gamble Co. (The)	Consumer staples	6,223	773,995	0.94%
KLA Corp.	Technology	4,785	762,889	0.92%
Leidos Holdings, Inc.	Technology	8,656	743,360	0.90%
Occidental Petroleum Corp.	Energy	16,560	736,445	0.89%
Pfizer, Inc.	Health care	20,413	733,435	0.89%
Garmin, Ltd.	Technology	8,641	731,783	0.89%
AGNC Investment Corp.	Financials	44,906	722,544	0.87%
Cadence Design Systems, Inc.	Technology	10,306	681,020	0.82%
AutoZone, Inc.	Consumer cyclicals	627	679,557	0.82%
F5 Networks, Inc.	Technology	4,790	672,643	0.81%
Hologic, Inc.	Health care	13,112	662,011	0.80%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
WEC Energy Group, Inc.	Utilities and power	11,083	$1,053,995	0.63%
Xcel Energy, Inc.	Utilities and power	15,818	1,026,455	0.62%
Expedia, Inc.	Consumer cyclicals	7,526	1,011,586	0.61%
AMETEK, Inc.	Conglomerates	10,998	1,009,803	0.61%
AXA Equitable Holdings, Inc.	Financials	45,512	1,008,553	0.61%
CGI Group, Inc. Class A (Canada)	Technology	12,694	1,003,748	0.60%
Hershey Co. (The)	Consumer staples	6,457	1,000,719	0.60%
Church & Dwight Co., Inc.	Consumer staples	13,163	990,389	0.60%
Aena SME SA (Spain)	Transportation	5,405	989,756	0.59%
Mitsubishi UFJ Financial Group, Inc.	Financials	195,019	989,120	0.59%
(Japan)
Muenchener Rueckversicherungs-	Financials	3,737	967,053	0.58%
Gesellschaft AG in Muenchen
(Germany)
Starbucks Corp.	Consumer staples	10,923	965,807	0.58%
Roper Technologies, Inc.	Capital goods	2,695	961,192	0.58%
OGE Energy Corp.	Utilities and power	21,123	958,568	0.58%
Ingersoll-Rand PLC	Capital goods	7,767	957,008	0.57%

Dynamic Asset Allocation Balanced Fund 83

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Toronto-Dominion Bank (Canada)	Financials	16,390	$955,677	0.57%
National Bank of Canada (Canada)	Financials	19,110	950,847	0.57%
Coca-Cola European Partners PLC	Consumer staples	17,074	946,729	0.57%
(United Kingdom)
Swisscom AG (Switzerland)	Communication services	1,917	945,624	0.57%
Swiss Life Holding AG (Switzerland)	Financials	1,978	945,340	0.57%
Royal Bank of Canada (Canada)	Financials	11,590	940,197	0.56%
MTU Aero Engines AG (Germany)	Capital goods	3,514	933,781	0.56%
ANSYS, Inc.	Technology	4,207	931,205	0.56%
Endesa SA (Spain)	Utilities and power	35,338	929,803	0.56%
Shionogi & Co., Ltd. (Japan)	Health care	16,563	918,966	0.55%
Pernod Ricard SA (France)	Consumer staples	5,134	914,350	0.55%
Telia Company AB (Sweden)	Communication services	203,856	912,627	0.55%
Expeditors International of	Transportation	12,246	909,748	0.55%
Washington, Inc.
Omnicom Group, Inc.	Consumer cyclicals	11,613	909,320	0.55%
Cummins, Inc.	Capital goods	5,587	908,760	0.55%
Canadian Imperial Bank of Commerce	Financials	10,976	905,613	0.54%
(Canada)
Comcast Corp. Class A	Communication services	19,990	901,129	0.54%
Paychex, Inc.	Technology	10,874	900,044	0.54%
Amgen, Inc.	Health care	4,603	890,792	0.54%
Biogen, Inc.	Health care	3,704	862,429	0.52%
Diageo PLC (United Kingdom)	Consumer staples	20,997	860,461	0.52%
Citrix Systems, Inc.	Technology	8,842	853,384	0.51%
L’Oreal SA (France)	Consumer staples	3,041	851,639	0.51%
Repsol SA (Spain)	Energy	54,446	850,983	0.51%
Mitsubishi Heavy Industries, Ltd.	Capital goods	21,539	843,028	0.51%
(Japan)
Ageas (Belgium)	Financials	15,194	842,599	0.51%
AutoZone, Inc.	Consumer cyclicals	771	836,033	0.50%
Porsche Automobil Holding SE	Consumer cyclicals	12,777	831,426	0.50%
(Preference) (Germany)
Eni SpA (Italy)	Utilities and power	53,411	816,988	0.49%
Givaudan SA (Switzerland)	Basic materials	292	813,397	0.49%
Rio Tinto PLC (United Kingdom)	Basic materials	15,562	805,354	0.48%
ConocoPhillips	Energy	14,045	800,300	0.48%
Sumitomo Mitsui Financial Group, Inc.	Financials	23,400	799,648	0.48%
(Japan)
Host Hotels & Resorts, Inc.	Consumer cyclicals	46,169	798,261	0.48%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	10,875	793,949	0.48%

84 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Entergy Corp.	Utilities and power	8,340	$978,778	0.63%
Prologis, Inc.	Financials	11,149	950,141	0.62%
Weyerhaeuser Co.	Basic materials	34,117	945,031	0.61%
Camden Property Trust	Financials	8,503	943,952	0.61%
Markel Corp.	Financials	798	942,969	0.61%
Coca-Cola Co. (The)	Consumer staples	17,150	933,629	0.60%
Equifax, Inc.	Consumer cyclicals	6,632	932,874	0.60%
Fortis, Inc. (Canada)	Utilities and power	21,980	929,233	0.60%
Becton Dickinson and Co.	Health care	3,625	916,985	0.59%
Daimler AG (Registered Shares)	Consumer cyclicals	18,097	899,829	0.58%
(Germany)
Westpac Banking Corp. (Australia)	Financials	44,689	894,025	0.58%
Alexandria Real Estate Equities, Inc.	Financials	5,769	888,618	0.58%
Deere & Co.	Capital goods	5,236	883,133	0.57%
ABB, Ltd. (Switzerland)	Capital goods	44,240	869,238	0.56%
Nasdaq, Inc.	Financials	8,635	857,843	0.56%
SBA Communications Corp.	Communication services	3,545	854,933	0.55%
Panasonic Corp. (Japan)	Consumer cyclicals	104,519	846,403	0.55%
Arthur J. Gallagher & Co.	Financials	9,392	841,230	0.54%
Southern Co. (The)	Utilities and power	13,514	834,735	0.54%
Nokia OYJ (Finland)	Technology	163,802	830,191	0.54%
Xylem, Inc.	Capital goods	10,358	824,672	0.53%
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	19,366	805,449	0.52%
One Class C
Vornado Realty Trust	Financials	12,626	803,891	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	84,655	799,811	0.52%
Koninklijke KPN NV (Netherlands)	Communication services	256,409	799,572	0.52%
American Tower Corp.	Communication services	3,611	798,512	0.52%
Autodesk, Inc.	Technology	5,402	797,900	0.52%
Gartner, Inc.	Consumer cyclicals	5,571	796,658	0.52%
MGM Resorts International	Consumer cyclicals	28,568	791,902	0.51%
Zurich Insurance Group AG	Financials	2,068	791,652	0.51%
(Switzerland)
DBS Group Holdings, Ltd. (Singapore)	Financials	43,652	789,574	0.51%
FedEx Corp.	Transportation	5,407	787,071	0.51%
IBM Corp.	Technology	5,321	773,780	0.50%
Anheuser-Busch InBev SA/NV	Consumer staples	8,119	773,604	0.50%
(Belgium)
Ventas, Inc.	Health care	10,497	766,570	0.50%
Dollar Tree, Inc.	Consumer cyclicals	6,523	744,613	0.48%
Banco Santander SA (Spain)	Financials	182,642	743,827	0.48%
NiSource, Inc.	Utilities and power	24,783	741,509	0.48%
AstraZeneca PLC (United Kingdom)	Health care	8,301	741,123	0.48%
Accor SA (France)	Consumer cyclicals	17,124	713,910	0.46%
ANA Holdings, Inc. (Japan)	Transportation	21,161	711,207	0.46%

Dynamic Asset Allocation Balanced Fund 85

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Commonwealth Bank of Australia	Financials	12,985	$708,416	0.46%
(Australia)
Compagnie Financiere Richemont SA	Consumer cyclicals	9,623	705,976	0.46%
(Switzerland)
American Express Co.	Financials	5,943	702,957	0.46%
Crown Castle International Corp.	Communication services	5,038	700,329	0.45%
Waste Connections, Inc.	Capital goods	7,601	699,258	0.45%
TransUnion	Consumer cyclicals	8,521	691,142	0.45%
Nidec Corp. (Japan)	Technology	5,108	685,941	0.44%
Fidelity National Information	Technology	5,130	681,122	0.44%
Services, Inc.
Charter Communications, Inc. Class A	Communication services	1,651	680,380	0.44%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$1,861	5/11/63	300 bp —	$(346)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	4,145	5/11/63	300 bp —	(1,168)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	8,291	5/11/63	300 bp —	(2,192)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	6,599	5/11/63	300 bp —	2,087
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	74	42,000	92	5/11/63	200 bp —	180
Index						Monthly
CMBX NA A.6	A/P	(8)	17,000	37	5/11/63	200 bp —	36
Index						Monthly
CMBX NA BB.6	BB/P	6,300	30,000	4,674	5/11/63	500 bp —	1,651
Index						Monthly
CMBX NA BB.6	BB/P	75,316	306,000	47,675	5/11/63	500 bp —	27,896
Index						Monthly
CMBX NA BB.7	BB/P	10,136	73,000	5,212	1/17/47	500 bp —	4,985
Index						Monthly
CMBX NA BB.7	BB/P	15,810	123,000	8,782	1/17/47	500 bp —	7,130
Index						Monthly
CMBX NA BB.7	BB/P	25,607	212,000	15,137	1/17/47	500 bp —	10,647
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(3,232)	2,927,000	6,439	5/11/63	200 bp —	4,183
Index						Monthly
CMBX NA BB.7	BB/P	15,516	116,000	8,282	1/17/47	500 bp —	7,331
Index						Monthly

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$145,924	$1,553,000	$131,384	5/11/63	300 bp —	$15,316
Index						Monthly
CMBX NA BBB–.7	BBB–/P	81,257	1,028,000	16,037	1/17/47	300 bp —	65,735
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	16,226	701,000	1,542	5/11/63	200 bp —	18,002
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	1,540	5/11/63	200 bp —	43,957
Index						Monthly
CMBX NA A.6	A/P	33,587	660,000	1,452	5/11/63	200 bp —	35,259
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	1,164	5/11/63	200 bp —	17,936
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	759	5/11/63	200 bp —	17,918
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	596	5/11/63	200 bp —	14,646
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	592	5/11/63	200 bp —	9,001
Index						Monthly
CMBX NA A.6	A/P	1,731	230,000	506	5/11/63	200 bp —	2,314
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	460	5/11/63	200 bp —	14,255
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	321	5/11/63	200 bp —	7,761
Index						Monthly
CMBX NA A.6	A/P	7,598	146,000	321	5/11/63	200 bp —	7,968
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	321	5/11/63	200 bp —	7,761
Index						Monthly
CMBX NA A.6	A/P	(45)	75,000	165	5/11/63	200 bp —	145
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,347	45,000	3,807	5/11/63	300 bp —	(1,437)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,798	48,000	4,061	5/11/63	300 bp —	(239)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	4,568	5/11/63	300 bp —	1,305
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	8,122	5/11/63	300 bp —	2,354
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	8,122	5/11/63	300 bp —	2,314
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	8,122	5/11/63	300 bp —	(1,533)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	9,052	5/11/63	300 bp —	2,797
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	10,067	5/11/63	300 bp —	34
Index						Monthly

Dynamic Asset Allocation Balanced Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$15,097	$124,000	$10,490	5/11/63	300 bp —	$4,669
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	14,297	5/11/63	300 bp —	380
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	14,974	5/11/63	300 bp —	51
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,766	392,000	33,163	5/11/63	300 bp —	3,798
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,643	1,565,000	132,399	5/11/63	300 bp —	(13,973)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,440	35,000	546	1/17/47	300 bp —	1,911
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	15,464	73,000	11,373	5/11/63	500 bp —	4,152
Index						Monthly
CMBX NA BB.6	BB/P	20,742	98,000	15,268	5/11/63	500 bp —	5,555
Index						Monthly
CMBX NA A.6	A/P	127,401	5,538,000	12,184	5/11/63	200 bp —	141,431
Index						Monthly
CMBX NA A.6	A/P	420	144,000	317	5/11/63	200 bp —	785
Index						Monthly
CMBX NA A.6	A/P	121	12,000	26	5/11/63	200 bp —	152
Index						Monthly
CMBX NA A.6	A/P	40	4,000	9	5/11/63	200 bp —	51
Index						Monthly
CMBX NA A.7	A-/P	9,165	209,000	3,616	1/17/47	200 bp —	12,851
Index						Monthly
CMBX NA BB.10	BB–/P	12,196	152,000	13,254	5/11/63	500 bp —	(932)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	315,919	2,388,000	202,025	5/11/63	300 bp —	115,088
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	7,645	587,000	1,291	5/11/63	200 bp —	9,132
Index						Monthly
CMBX NA A.6	A/P	(4)	14,000	31	5/11/63	200 bp —	31
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,059	31,000	2,623	5/11/63	300 bp —	452
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,108	41,000	3,469	5/11/63	300 bp —	660
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,297	95,000	8,037	5/11/63	300 bp —	1,307
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	15,216	110,000	9,306	5/11/63	300 bp —	5,965
Index						Monthly
CMBX NA A.6	A/P	10,578	782,000	1,720	5/11/63	200 bp —	12,559
Index						Monthly

88 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$4,023	$360,000	$792	5/11/63	200 bp —	$4,935
Index						Monthly
CMBX NA A.6	A/P	12,813	248,000	546	5/11/63	200 bp —	13,441
Index						Monthly
CMBX NA A.6	A/P	6,530	108,000	238	5/11/63	200 bp —	6,803
Index						Monthly
CMBX NA A.6	A/P	415	30,000	66	5/11/63	200 bp —	491
Index						Monthly
CMBX NA A.6	A/P	85	9,000	20	5/11/63	200 bp —	107
Index						Monthly
CMBX NA A.6	A/P	38	4,000	9	5/11/63	200 bp —	48
Index						Monthly
CMBX NA BB.6	BB/P	24,066	98,000	15,268	5/11/63	500 bp —	8,879
Index						Monthly
CMBX NA BB.6	BB/P	48,543	197,000	30,693	5/11/63	500 bp —	18,015
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,605	34,000	2,876	5/11/63	300 bp —	746
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,300	85,000	7,191	5/11/63	300 bp —	3,151
Index						Monthly
Upfront premium received		1,505,297		Unrealized appreciation			730,500
Upfront premium (paid)		(3,289)		Unrealized (depreciation)			(21,820)
Total		$1,502,008		Total			$708,680

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$3,616	1/17/47	(200 bp) —	$(5,235)
					Monthly
CMBX NA BB.10 Index	(7,410)	71,000	6,191	11/17/59	(500 bp) —	(1,278)
					Monthly
CMBX NA BB.10 Index	(6,360)	58,000	5,058	11/17/59	(500 bp) —	(1,360)
					Monthly
CMBX NA BB.11 Index	(27,467)	212,000	15,624	11/18/54	(500 bp) —	(12,019)
					Monthly
CMBX NA BB.11 Index	(6,881)	73,000	5,380	11/18/54	(500 bp) —	(1,562)
					Monthly

Dynamic Asset Allocation Balanced Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.8 Index	$(8,940)	$72,000	$8,374	10/17/57	(500 bp) —	$(626)
					Monthly
CMBX NA BB.9 Index	(108,897)	1,055,000	62,456	9/17/58	(500 bp) —	(47,320)
					Monthly
CMBX NA BB.9 Index	(9,807)	152,000	8,998	9/17/58	(500 bp) —	(935)
					Monthly
CMBX NA BB.9 Index	(9,291)	144,000	8,525	9/17/58	(500 bp) —	(886)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	12,818	11/17/59	(500 bp) —	(6,917)
					Monthly
CMBX NA BB.10 Index	(17,362)	146,000	12,731	11/17/59	(500 bp) —	(4,752)
					Monthly
CMBX NA BB.10 Index	(9,571)	77,000	6,714	11/17/59	(500 bp) —	(2,921)
					Monthly
CMBX NA BB.7 Index	(9,143)	518,000	80,704	5/11/63	(500 bp) —	71,130
					Monthly
CMBX NA BB.7 Index	(28,039)	152,000	10,853	1/17/47	(500 bp) —	(17,313)
					Monthly
CMBX NA BB.8 Index	(9,988)	57,000	6,629	10/17/57	(500 bp) —	(3,406)
					Monthly
CMBX NA BB.9 Index	(67,165)	670,000	39,664	9/17/58	(500 bp) —	(28,060)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(9,821)	96,000	14,957	5/11/63	(500 bp) —	5,056
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	2,999	1/17/47	(500 bp) —	(3,392)
					Monthly
CMBX NA BB.6 Index	(146)	1,000	156	5/11/63	(500 bp) —	9
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	41,198	1/17/47	(500 bp) —	(76,443)
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	8,140	1/17/47	(500 bp) —	(10,634)
					Monthly
CMBX NA BB.9 Index	(3,341)	31,000	1,835	9/17/58	(500 bp) —	(1,532)
					Monthly
CMBX NA BB.9 Index	(3,009)	25,000	1,480	9/17/58	(500 bp) —	(1,550)
					Monthly
CMBX NA BB.9 Index	(2,975)	25,000	1,480	9/17/58	(500 bp) —	(1,516)
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	710	9/17/58	(500 bp) —	(1,211)
					Monthly
CMBX NA BB.9 Index	(1,923)	12,000	710	9/17/58	(500 bp) —	(1,222)
					Monthly
CMBX NA BB.9 Index	(1,278)	8,000	474	9/17/58	(500 bp) —	(811)
					Monthly

90 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.11 Index	$(8,431)	$78,000	$5,749	11/18/54	(500 bp) —	$(2,748)
					Monthly
CMBX NA BB.11 Index	(5,377)	54,000	3,980	11/18/54	(500 bp) —	(1,442)
					Monthly
CMBX NA BB.11 Index	(4,005)	39,000	2,874	11/18/54	(500 bp) —	(1,163)
					Monthly
CMBX NA BB.12 Index	(13,861)	152,000	11,993	8/17/61	(500 bp) —	(1,994)
					Monthly
CMBX NA BB.6 Index	(16,619)	125,000	19,475	5/11/63	(500 bp) —	2,752
					Monthly
CMBX NA BB.6 Index	(8,717)	62,000	9,660	5/11/63	(500 bp) —	891
					Monthly
CMBX NA BB.7 Index	(96,051)	759,000	54,193	1/17/47	(500 bp) —	(42,491)
					Monthly
CMBX NA BB.9 Index	(8,209)	58,000	3,434	9/17/58	(500 bp) —	(4,824)
					Monthly
CMBX NA BB.9 Index	(991)	7,000	414	9/17/58	(500 bp) —	(582)
					Monthly
CMBX NA BB.9 Index	(560)	4,000	237	9/17/58	(500 bp) —	(326)
					Monthly
CMBX NA BBB–.7 Index	(16,657)	439,000	6,848	1/17/47	(300 bp) —	(10,028)
					Monthly
CMBX NA BBB–.7 Index	(2,033)	56,000	874	1/17/47	(300 bp) —	(1,187)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(8,440)	71,000	6,191	11/17/59	(500 bp) —	(2,308)
					Monthly
CMBX NA BB.10 Index	(7,483)	71,000	6,191	11/17/59	(500 bp) —	(1,351)
					Monthly
CMBX NA BB.9 Index	(39,507)	386,000	22,851	9/17/58	(500 bp) —	(16,977)
					Monthly
CMBX NA BB.9 Index	(6,517)	110,000	6,512	9/17/58	(500 bp) —	(81)
					Monthly
CMBX NA BB.9 Index	(4,052)	41,000	2,427	9/17/58	(500 bp) —	(1,659)
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	1,030	1/17/47	(300 bp) —	(4,412)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(6,827)	67,000	1,045	1/17/47	(300 bp) —	(5,815)
					Monthly
CMBX NA BB.10 Index	(7,446)	71,000	6,191	11/17/59	(500 bp) —	(1,314)
					Monthly
CMBX NA BB.11 Index	(6,671)	70,000	5,159	11/18/54	(500 bp) —	(1,570)
					Monthly
CMBX NA BB.11 Index	(6,383)	65,000	4,791	11/18/54	(500 bp) —	(1,647)
					Monthly

Dynamic Asset Allocation Balanced Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(34,324)	$178,000	$12,709	1/17/47	(500 bp) —	$(21,763)
					Monthly
CMBX NA BB.7 Index	(17,496)	87,000	6,212	1/17/47	(500 bp) —	(11,357)
					Monthly
CMBX NA BB.7 Index	(15,540)	77,000	5,498	1/17/47	(500 bp) —	(10,107)
					Monthly
CMBX NA BB.9 Index	(10,067)	134,000	7,933	9/17/58	(500 bp) —	(2,246)
					Monthly
CMBX NA BB.9 Index	(6,154)	70,000	4,144	9/17/58	(500 bp) —	(2,069)
					Monthly
CMBX NA BB.9 Index	(5,730)	67,000	3,966	9/17/58	(500 bp) —	(1,819)
					Monthly
CMBX NA BB.9 Index	(6,062)	50,000	2,960	9/17/58	(500 bp) —	(3,144)
					Monthly
CMBX NA BB.9 Index	(6,195)	43,000	2,546	9/17/58	(500 bp) —	(3,685)
					Monthly
CMBX NA BB.9 Index	(5,264)	35,000	2,072	9/17/58	(500 bp) —	(3,221)
					Monthly
CMBX NA BB.9 Index	(4,046)	26,000	1,539	9/17/58	(500 bp) —	(2,529)
					Monthly
CMBX NA BB.9 Index	(3,031)	25,000	1,480	9/17/58	(500 bp) —	(1,572)
					Monthly
CMBX NA BB.9 Index	(2,867)	19,000	1,125	9/17/58	(500 bp) —	(1,758)
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	414	9/17/58	(500 bp) —	(651)
					Monthly
CMBX NA BB.9 Index	(1,059)	7,000	414	9/17/58	(500 bp) —	(647)
					Monthly
Upfront premium received	—		Unrealized appreciation			79,838
Upfront premium (paid)	(913,224)		Unrealized (depreciation)			(403,388)
Total	$(913,224)		Total			$(323,550)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

92 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	B+/P	$(2,068,154)	$30,833,000	$2,068,185	12/20/24	500 bp —	$12,878
Index						Quarterly
NA IG Series 33	BBB+/P	(2,135,306)	104,800,000	2,083,424	12/20/24	100 bp —	(31,505)
Index						Quarterly
Total		$(4,203,460)					$(18,627)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	$1,868,444	$28,091,000	$1,884,260	12/20/24	(500 bp) —	$(27,520)
Index					Quarterly
Total	$1,868,444					$(27,520)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Balanced Fund 93

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$51,006,138	$—	$—
Capital goods	101,830,735	—	—
Communication services	84,780,014	—	—
Conglomerates	12,639,058	—	—
Consumer cyclicals	208,203,434	—	4
Consumer staples	152,949,502	—	199
Energy	67,705,504	—	5,609
Financials	276,713,586	—	—
Health care	192,009,121	—	—
Technology	345,741,566	—	—
Transportation	38,629,974	—	—
Utilities and power	64,794,416	68,078	—
Total common stocks	1,597,003,048	68,078	5,812

Asset-backed securities	—	14,964,147	—
Convertible bonds and notes	—	109,945	—
Convertible preferred stocks	—	250,458	5,400
Corporate bonds and notes	—	448,651,002	116
Foreign government and agency bonds and notes	—	17,464,107	—
Mortgage-backed securities	—	84,306,250	—
Preferred stocks	—	139,961	—
Purchased options outstanding	—	750,124	—
Senior loans	—	3,123,786	—
U.S. government and agency mortgage obligations	—	291,945,650	—
Short-term investments	254,555,567	134,424,321	—
Totals by level	$1,851,558,615	$996,197,829	$11,328

94 Dynamic Asset Allocation Balanced Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(811,744)	$—
Futures contracts	(5,801,185)	—	—
Written options outstanding	—	(262,401)	—
TBA sale commitments	—	(9,188,906)	—
Interest rate swap contracts	—	(168,472)	—
Total return swap contracts	—	2,592,331	—
Credit default contracts	—	2,085,215	—
Totals by level	$(5,801,185)	$(5,753,977)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 95

Statement of assets and liabilities 9/30/19

ASSETS
Investment in securities, at value, including $8,502,096 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $2,338,350,911)	$2,585,077,305
Affiliated issuers (identified cost $262,690,467) (Notes 1 and 5)	262,690,467
Foreign currency (cost $1,683,591) (Note 1)	1,677,376
Cash	91,023
Dividends, interest and other receivables	9,364,175
Foreign tax reclaim	578,044
Receivable for shares of the fund sold	20,539,556
Receivable for investments sold	699,339
Receivable for sales of TBA securities (Note 1)	9,203,469
Receivable for variation margin on futures contracts (Note 1)	872,440
Receivable for variation margin on centrally cleared swap contracts (Note 1)	4,009,331
Unrealized appreciation on forward currency contracts (Note 1)	2,409,861
Unrealized appreciation on OTC swap contracts (Note 1)	5,821,998
Premium paid on OTC swap contracts (Note 1)	916,513
Prepaid assets	42,768
Total assets	2,903,993,665

LIABILITIES
Payable for investments purchased	2,532,770
Payable for purchases of TBA securities (Note 1)	95,761,867
Payable for shares of the fund repurchased	23,170,755
Payable for compensation of Manager (Note 2)	1,175,407
Payable for custodian fees (Note 2)	127,144
Payable for investor servicing fees (Note 2)	593,231
Payable for Trustee compensation and expenses (Note 2)	434,409
Payable for administrative services (Note 2)	10,726
Payable for distribution fees (Note 2)	1,178,069
Payable for variation margin on futures contracts (Note 1)	459,843
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,889,494
Unrealized depreciation on OTC swap contracts (Note 1)	2,844,537
Premium received on OTC swap contracts (Note 1)	1,505,297
Unrealized depreciation on forward currency contracts (Note 1)	3,221,605
Written options outstanding, at value (premiums $635,693) (Note 1)	262,401
TBA sale commitments, at value (proceeds receivable $9,196,094) (Note 1)	9,188,906
Collateral on securities loaned, at value (Note 1)	8,682,900
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 7)	548,000
Other accrued expenses	452,543
Total liabilities	156,039,904

Net assets	$2,747,953,761

(Continued on next page)

96 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,509,281,370
Total distributable earnings (Note 1)	238,672,391
Total — Representing net assets applicable to capital shares outstanding	$2,747,953,761

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,377,681,677 divided by 94,692,413 shares)	$14.55
Offering price per class A share (100/94.25 of $14.55)*	$15.44
Net asset value and offering price per class B share ($45,739,906 divided by 3,155,788 shares)**	$14.49
Net asset value and offering price per class C share ($251,217,402 divided by 17,802,224 shares)**	$14.11
Net asset value and redemption price per class M share ($26,141,117 divided by 1,800,300 shares)	$14.52
Offering price per class M share (100/96.50 of $14.52)*	$15.05
Net asset value, offering price and redemption price per class P share
($227,614,154 divided by 15,599,651 shares)	$14.59
Net asset value, offering price and redemption price per class R share
($31,820,776 divided by 2,207,130 shares)	$14.42
Net asset value, offering price and redemption price per class R5 share
($10,876,053 divided by 745,783 shares)	$14.58
Net asset value, offering price and redemption price per class R6 share
($307,002,396 divided by 21,052,717 shares)	$14.58
Net asset value, offering price and redemption price per class Y share
($469,860,280 divided by 32,220,968 shares)	$14.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 97

Statement of operations Year ended 9/30/19

INVESTMENT INCOME
Interest (net of foreign tax of $143 ) (including interest income of $5,280,483 from investments
in affiliated issuers) (Note 5)	$39,955,236
Dividends (net of foreign tax of $837,722)	37,947,824
Securities lending (net of expenses) (Notes 1 and 5)	58,516
Total investment income	77,961,576

EXPENSES
Compensation of Manager (Note 2)	14,011,962
Investor servicing fees (Note 2)	3,565,392
Custodian fees (Note 2)	150,923
Trustee compensation and expenses (Note 2)	120,881
Distribution fees (Note 2)	6,862,129
Administrative services (Note 2)	80,155
Other	900,578
Total expenses	25,692,020
Expense reduction (Note 2)	(36,226)
Net expenses	25,655,794

Net investment income	52,305,782

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(23,437,941)
Net increase from payments by affiliates (Note 2)	2,188
Foreign currency transactions (Note 1)	(10,601)
Forward currency contracts (Note 1)	(3,257,556)
Futures contracts (Note 1)	(9,332,511)
Swap contracts (Note 1)	1,877,654
Written options (Note 1)	319,977
Total net realized loss	(33,838,790)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	5,798,033
Assets and liabilities in foreign currencies	(17,536)
Forward currency contracts	(956,248)
Futures contracts	(1,823,862)
Swap contracts	2,117,344
Written options	366,469
Total change in net unrealized appreciation	5,484,200

Net loss on investments	(28,354,590)

Net increase in net assets resulting from operations	$23,951,192

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$52,305,782	$46,670,334
Net realized gain (loss) on investments
and foreign currency transactions	(33,838,790)	168,012,455
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	5,484,200	(6,524,112)
Net increase in net assets resulting from operations	23,951,192	208,158,677
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(25,903,557)	(21,916,545)
Class B	(555,605)	(483,467)
Class C	(3,096,869)	(2,492,451)
Class M	(365,780)	(276,414)
Class P	(4,952,697)	(3,994,205)
Class R	(574,565)	(482,831)
Class R5	(220,060)	(196,048)
Class R6	(6,567,108)	(4,949,665)
Class Y	(9,650,781)	(7,802,390)
Net realized short-term gain on investments
Class A	(14,535,244)	(23,811,028)
Class B	(579,718)	(1,131,527)
Class C	(2,909,870)	(5,468,593)
Class M	(279,721)	(441,508)
Class P	(2,158,707)	(3,440,375)
Class R	(381,563)	(592,538)
Class R5	(110,992)	(185,049)
Class R6	(2,887,368)	(3,818,292)
Class Y	(4,673,976)	(6,593,347)
From net realized long-term gain on investments
Class A	(66,041,444)	(40,666,026)
Class B	(2,633,975)	(1,932,495)
Class C	(13,221,110)	(9,339,619)
Class M	(1,270,923)	(754,037)
Class P	(9,808,170)	(5,875,697)
Class R	(1,733,650)	(1,011,974)
Class R5	(504,295)	(316,039)
Class R6	(13,118,871)	(6,521,129)
Class Y	(21,236,395)	(11,260,548)
Increase from capital share transactions (Note 4)	110,099,567	144,895,441
Total increase (decrease) in net assets	(75,922,255)	187,300,281

NET ASSETS
Beginning of year	2,823,876,016	2,636,575,735
End of year	$2,747,953,761	$2,823,876,016

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2019	$15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	$14.55	1.07	$1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[e]	1.38[e]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
Class B
September 30, 2019	$15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	$14.49	.28	$45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[e]	.62[e]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
Class C
September 30, 2019	$15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	$14.11	.28	$251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[e]	.63[e]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
Class M
September 30, 2019	$15.63	.20	(.22)	(.02)	(.20)	(.89)	(1.09)	$14.52	.55	$26,141	1.47	1.43	137
September 30, 2018	15.39	.18	.94	1.12	(.16)	(.72)	(.88)	15.63	7.45	27,816	1.47	1.20	129
September 30, 2017	13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	15.39	12.07	30,034	1.48	1.04	200
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51[e]	.87[e]	374
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343
Class P
September 30, 2019	$15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	$14.59	1.41	$227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
September 30, 2019	$15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	$14.42	.83	$31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[e]	1.13[e]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2019	$15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	$14.58	1.26	$10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[e]	1.72[e]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343
Class R6
September 30, 2019	$15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	$14.58	1.36	$307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[e]	1.75[e]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
Class Y
September 30, 2019	$15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	$14.58	1.32	$469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[e]	1.63[e]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 103

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

104 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Balanced Fund 105

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

106 Dynamic Asset Allocation Balanced Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent

Dynamic Asset Allocation Balanced Fund 107

pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

108 Dynamic Asset Allocation Balanced Fund

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

Dynamic Asset Allocation Balanced Fund 109

certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,861,223 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,551,404 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,602,467 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,682,900 and the value of securities loaned amounted to $8,502,096.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

110 Dynamic Asset Allocation Balanced Fund

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$32,789,939	$—	$32,789,939

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,113,005 to decrease undistributed net investment income, $5,944 to increase paid-in capital and $2,107,061 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$302,083,302
Unrealized depreciation	(61,801,940)
Net unrealized appreciation	240,281,362
Undistributed ordinary income	31,478,096
Capital loss carryforward	(32,789,939)
Cost for federal income tax purposes	$2,595,931,248

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

Dynamic Asset Allocation Balanced Fund 111

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.520% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $2,188 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,117,999	Class R	54,114
Class B	78,462	Class R5	15,297
Class C	400,167	Class R6	144,595
Class M	40,967	Class Y	692,528
Class P	21,263	Total	$3,565,392

112 Dynamic Asset Allocation Balanced Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $30,579 under the expense offset arrangements and by $5,647 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,949, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,409,860
Class B	1.00%	1.00%	504,949
Class C	1.00%	1.00%	2,575,337
Class M	1.00%	0.75%	197,702
Class R	1.00%	0.50%	174,281
Total			$6,862,129

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $257,209 and $3,885 from the sale of class A and class M shares, respectively, and received $18,489 and $7,768 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,043 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,268,912,942	$3,272,503,792
U.S. government securities (Long-term)	—	—
Total	$3,268,912,942	$3,272,503,792

Dynamic Asset Allocation Balanced Fund 113

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	12,061,470	$171,780,979	14,086,216	$215,728,132
Shares issued in connection with
reinvestment of distributions	7,653,188	102,540,536	5,363,172	82,295,570
	19,714,658	274,321,515	19,449,388	298,023,702
Shares repurchased	(17,280,487)	(245,753,806)	(17,838,572)	(275,348,511)
Net increase	2,434,171	$28,567,709	1,610,816	$22,675,191

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	89,917	$1,275,015	194,404	$2,964,573
Shares issued in connection with
reinvestment of distributions	267,564	3,547,721	216,670	3,310,193
	357,481	4,822,736	411,074	6,274,766
Shares repurchased	(1,040,556)	(14,826,849)	(1,010,036)	(15,459,882)
Net decrease	(683,075)	$(10,004,113)	(598,962)	$(9,185,116)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	2,859,041	$39,677,438	4,428,367	$66,287,049
Shares issued in connection with
reinvestment of distributions	1,420,977	18,373,306	1,099,980	16,408,641
	4,280,018	58,050,744	5,528,347	82,695,690
Shares repurchased	(5,095,373)	(70,446,080)	(7,294,008)	(108,108,257)
Net decrease	(815,355)	$(12,395,336)	(1,765,661)	$(25,412,567)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	201,797	$2,786,258	254,870	$3,934,784
Shares issued in connection with
reinvestment of distributions	143,346	1,909,524	94,719	1,450,281
	345,143	4,695,782	349,589	5,385,065
Shares repurchased	(324,657)	(4,631,461)	(520,947)	(8,158,970)
Net increase (decrease)	20,486	$64,321	(171,358)	$(2,773,905)

114 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	6,496,975	$93,275,169	4,727,665	$73,462,148
Shares issued in connection with
reinvestment of distributions	1,255,343	16,919,574	865,590	13,310,277
	7,752,318	110,194,743	5,593,255	86,772,425
Shares repurchased	(5,508,680)	(79,837,893)	(4,986,460)	(77,344,236)
Net increase	2,243,638	$30,356,850	606,795	$9,428,189

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	447,826	$6,355,695	743,424	$11,233,042
Shares issued in connection with
reinvestment of distributions	178,662	2,367,083	117,286	1,784,519
	626,488	8,722,778	860,710	13,017,561
Shares repurchased	(947,475)	(13,607,118)	(583,197)	(8,942,332)
Net increase (decrease)	(320,987)	$(4,884,340)	277,513	$4,075,229

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	92,553	$1,345,200	689,731	$10,705,353
Shares issued in connection with
reinvestment of distributions	62,132	835,347	45,339	697,136
	154,685	2,180,547	735,070	11,402,489
Shares repurchased	(104,503)	(1,456,646)	(132,195)	(2,042,515)
Net increase	50,182	$723,901	602,875	$9,359,974

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,749,497	$82,354,342	8,017,945	$123,821,897
Shares issued in connection with
reinvestment of distributions	1,670,541	22,507,900	994,125	15,289,086
	7,420,038	104,862,242	9,012,070	139,110,983
Shares repurchased	(4,272,979)	(61,669,886)	(4,856,278)	(75,030,133)
Net increase	3,147,059	$43,192,356	4,155,792	$64,080,850

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	9,796,873	$140,368,753	11,637,195	$180,282,050
Shares issued in connection with
reinvestment of distributions	2,462,446	33,130,411	1,544,638	23,753,382
	12,259,319	173,499,164	13,181,833	204,035,432
Shares repurchased	(9,778,953)	(139,020,945)	(8,539,462)	(131,387,836)
Net increase	2,480,366	$34,478,219	4,642,371	$72,647,596

At the close of the reporting period, the Putnam RetirementReady Funds owned 8.3% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund 115

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 9/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,307,325	$187,094,297	$180,718,722	$294,093	$8,682,900
Putnam Short Term
Investment Fund**	209,177,907	581,726,370	536,896,710	5,280,483	254,007,567
Total Short-term
investments	$211,485,232	$768,820,667	$717,615,432	$5,574,576	$262,690,467

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$56,800,000
Written currency options (contract amount)	$62,900,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$532,000,000
Centrally cleared interest rate swap contracts (notional)	$327,300,000
OTC total return swap contracts (notional)	$306,000,000
OTC credit default contracts (notional)	$35,000,000
Centrally cleared credit default contracts (notional)	$157,100,000
Warrants (number of warrants)	500

116 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$4,820,518*	Unrealized depreciation	$2,735,303*
Foreign exchange
contracts	Investments, Receivables	3,159,985	Payables	3,484,006
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	6,377,652*	Unrealized depreciation	6,507,212*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	374,137*	Unrealized depreciation	3,621,903*
Total		$14,732,292		$16,348,424

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$4,074,183	$4,074,183
Foreign exchange
contracts	—	276,508	—	(3,257,556)	—	$(2,981,048)
Equity contracts	26	—	(18,146,648)	—	(81,780)	$(18,228,402)
Interest rate
contracts	—	—	8,814,137	—	(2,114,749)	$6,699,388
Total	$26	$276,508	$(9,332,511)	$(3,257,556)	$1,877,654	$(10,435,879)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(187,902)	$(187,902)
Foreign exchange
contracts	—	51,525	—	(956,248)	—	$(904,723)
Equity contracts	(176)	—	(2,621,218)	—	2,199,899	$(421,495)
Interest rate
contracts	—	—	797,356	—	105,347	$902,703
Total	$(176)	$51,525	$(1,823,862)	$(956,248)	$2,117,344	$(611,417)

Dynamic Asset Allocation Balanced Fund 117

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$3,892,549	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,892,549
OTC Total return swap contracts*#	—	3,242	—	—	2,111,497	—	3,361	2,892,278	—	—	1,282	—	—	—	—	—	—	5,011,660
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	150	7,415	11,214	—	—	18,123	1,522	3,902	—	—	—	—	42,326
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	119,067	168,642	73,353	—	—	118,369	44,620	69,308	—	—	—	—	593,359
Centrally cleared credit default contracts§	—	—	116,782	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116,782
Futures contracts§	—	—	—	846,456	—	—	—	—	—	—	25,984	—	—	—	—	—	—	872,440
Forward currency contracts#	317,337	252,366	—	—	207,228	—	8,107	686,277	368,343	446,624	—	—	—	24,329	59,417	34,337	5,496	2,409,861
Purchased options**#	243,738	—	—	—	253,193	—	—	253,193	—	—	—	—	—	—	—	—	—	750,124
Total Assets	$561,075	$255,608	$4,009,331	$846,456	$2,571,918	$119,217	$187,525	$3,916,315	$368,343	$446,624	$163,758	$46,142	$73,210	$24,329	$59,417	$34,337	$5,496	$13,689,101
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	3,889,494	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,889,494
OTC Total return swap contracts*#	—	2,117	—	—	2,231,539	—	33	185,632	—	—	8	—	—	—	—	—	—	2,419,329
OTC Credit default contracts —
protection sold*#	14,213	6,560	—	—	—	80,860	154,315	260,229	—	—	240,458	14,045	64,974	—	—	—	—	835,654
OTC Credit default contracts –
protection purchased*#	—	—	—	—	—	3,685	—	—	—	—	—	—	—	—	—	—	—	3,685
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	354,640	—	—	—	—	—	—	105,203	—	—	—	—	—	—	459,843
Forward currency contracts#	886,573	110,984	—	—	367,228	—	39,371	174,192	301,477	278,423	—	—	—	673,701	176,225	29,358	184,073	3,221,605
Written options#	—	—	—	—	131,201	—	—	131,200	—	—	—	—	—	—	—	—	—	262,401
Total Liabilities	$900,786	$119,661	$3,889,494	$354,640	$2,729,968	$84,545	$193,719	$751,253	$301,477	$278,423	$345,669	$14,045	$64,974	$673,701	$176,225	$29,358	$184,073	$11,092,011
Total Financial and Derivative Net Assets	$(339,711)	$135,947	$119,837	$491,816	$(158,050)	$34,672	$(6,194)	$3,165,062	$66,866	$168,201	$(181,911)	$32,097	$8,236	$(649,372)	$(116,808)	$4,979	$(178,577)	$2,597,090
Total collateral received (pledged)†##	$(339,711)	$135,947	$—	$—	$(158,050)	$—	$110,000	$2,861,223	$—	$168,201	$(134,649)	$—	$—	$(585,961)	$(116,808)	$—	$—
Net amount	$—	$—	$119,837	$491,816	$—	$34,672	$(116,194)	$303,839	$66,866	$—	$(47,262)	$32,097	$8,236	$(63,411)	$—	$4,979	$(178,577)
Controlled collateral received (including
TBA commitments)**	$—	$210,000	$—	$—	$—	$—	$110,000	$—	$—	$200,000	$28,000	$—	$—	$—	$—	$—	$—	$548,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$2,861,223	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,861,223
Collateral (pledged) (including
TBA commitments)**	$(455,896)	$—	$—	$—	$(263,287)	$—	$—	$—	$—	$—	$(134,649)	$—	$—	$(585,961)	$(162,674)	$—	$—	$(1,602,467)

118 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 119

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,835,724 and $3,219,621, respectively.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 10: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

120 Dynamic Asset Allocation Balanced Fund

Federal tax information (Unaudited)

The fund designated 47.52% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 66.45%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $27,911,175 of distributions paid as qualifying to be taxed as interest-related dividends, and $28,517,159 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Dynamic Asset Allocation Balanced Fund 121

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

122 Dynamic Asset Allocation Balanced Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Balanced Fund 123

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

124 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

AN059 318422 11/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2019	$221,987	$ —	$28,288	$ —
September 30, 2018	$218,400	$5,799*	$33,408	$3,689

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended September 30, 2019 and September 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $575,272 and $567,297 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2019	$ —	$546,984	$ —	$ —
September 30, 2018	$ —	$524,401	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 26, 2019